Oppenheimer Trinity Large Cap Growth Fund(formerly
named “Oppenheimer Large Cap Growth Fund”)6803
South Tucson Way, Englewood, Colorado 80112

1.800.525.7048

Statement of Additional Information dated January 30, 2001, revised October 12, 2001

        This Statement of Additional Information is not a Prospectus. This document contains additional information about the Fund and supplements information in the Prospectus dated January 30, 2001. It should be read together with the Prospectus. You can obtain the Prospectus by writing to the Fund’s Transfer Agent, OppenheimerFunds Services, at P.O. Box 5270, Denver, Colorado 80217, or by calling the Transfer Agent at the toll-free number shown above, or by downloading it from the OppenheimerFunds Internet web site at www.oppenheimerfunds.com.

Contents                                                                                                  Page

About the Fund
Additional Information About the Fund's Investment Policies and Risks.....................................
     The Fund's Investment Policies.......................................................................
     Other Investment Techniques and Strategies...........................................................
     Investment Restrictions..............................................................................
How the Fund is Managed ..................................................................................
     Organization and History.............................................................................
     Trustees and Officers................................................................................
     The Manager..........................................................................................
Brokerage Policies of the Fund............................................................................
Distribution and Service Plans............................................................................
Performance of the Fund...................................................................................

About Your Account
How To Buy Shares.........................................................................................
How To Sell Shares........................................................................................
How To Exchange Shares....................................................................................
Dividends, Capital Gains and Taxes........................................................................
Additional Information About the Fund.....................................................................

Financial Information About the Fund
Independent Auditors' Report..............................................................................
Financial Statements......................................................................................

Appendix A: Industry Classifications......................................................................  A-1
Appendix B: Special Sales Charge Arrangements and Waivers.................................................  B-1

ABOUT THE FUND

Additional Information About the Fund’s Investment Policies and Risks

        The investment objective, the principal investment policies and the main risks of the Fund are described in the Prospectus. This Statement of Additional Information contains supplemental information about those policies and risks and the types of securities that the Fund’s investment Manager, OppenheimerFunds, Inc., can select for the Fund. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The Fund’s Investment Policies. The composition of the Fund’s portfolio and the techniques and strategies that the Fund’s Sub-Advisor, Trinity Investment Management Corporation, can use in selecting portfolio securities may vary over time. The Fund is not required to use the investment techniques and strategies described below at all times in seeking its goal. It may use some of the special investment techniques and strategies at some times or not at all. Nonetheless, when selecting the Fund’s portfolio investments, the Fund’s Sub-Advisor who is retained by the Manager, OppenheimerFunds, Inc., typically adheres to the following disciplined, systematic approach, which is more fully described in the Prospectus.

        Each day the New York Stock Exchange is open for trading, the Sub-Advisor ranks nearly all of the stocks comprising the S&P 500/BARRA Growth Index according to their appreciation potential. The S&P 500/BARRA Growth Index is a subset of the Standard & Poor’s Composite Index of 500 Stocks, consisting of approximately 100 to 200 common stocks. The Sub-Advisor determines these rankings by dividing the S&P 500/BARRA Growth Index into 11 broad economic sectors (Appendix A) and using specially selected valuation models.

        After identifying the stocks the Sub-Advisor believes have the greatest appreciation potential in the S&P 500/BARRA Growth Index, the Sub-Advisor generally selects the most attractive stocks for the Fund’s portfolio. In order to diversify the Fund’s portfolio investments and attempt to reduce overall portfolio risk, the Sub-Advisor seeks to align the Fund’s portfolio investments with the sector weights of the index (See Appendix A).

        In selecting stocks for the Fund’s portfolio, the portfolio management team, whose members are employed by the Sub-Advisor, primarily uses growth-oriented investment analyses. In using these approaches, the portfolio management team looks for stocks that appear to have appreciation potential by various measures.

Some of the measures used to identify growth stocks include, among others: |_|Earnings Momentum, which is based on the percentage change in trailing four-quarter earnings per share over the last three months. |_| Growth vs. P/E, a traditional approach for growth-stock investors, this calculation compares a company's projected growth rate to its price/earnings or P/E ratio using future earnings. |_| EPS Acceleration, examines a firm's projected and recent historical earnings per share and determines the rate at which earnings growth is increasing or decreasing. Stocks with the highest rate of increasing growth are the most attractive under this model.

|_| Historical EPS Growth, actual earnings per share growth over the trailing five years.

|_| Projected Long-Term EPS Growth, projections of earnings per share growth over the foreseeable future, generally about five years.

        There is no assurance the Fund’s stock selection strategy will result in the Fund achieving its objective of capital appreciation. Nor can there be any assurance that the Fund’s diversification strategy will actually reduce the volatility of an investment in the Fund.

|X|	Portfolio Turnover. “Portfolio turnover” describes the rate at which the Fund trades its portfolio securities during prior fiscal years. For example, if the Fund sold all of its securities during the year, its portfolio turnover rate would be 100% or more. The Fund’s portfolio turnover rate will fluctuate from year to year. The Fund may have a portfolio turnover rate of approximately 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Fund, which may reduce its overall performance. Additionally, the realization of capital gains from selling portfolio securities may result in distributions of taxable capital gains to shareholders, since the Fund will normally distribute all of its capital gains realized each year, to avoid excise taxes under the Internal Revenue Code

Other Investment Techniques and Strategies

        |X| Temporary Defensive Investments. For temporary defensive purposes, the Fund can invest in repurchase agreements and a variety of “money market securities.” Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. The following is a brief description of the types of money market securities the Fund may invest in.

        |_| Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It might do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for defensive purposes.

        In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund’s Board of Trustees from time to time.

        The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s fundamental policy limits on holding illiquid investments. The Fund cannot enter into a repurchase agreement that causes more than 10% of its total assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund’s assets that may be subject to repurchase agreements having maturities of seven days or less.

        Repurchase agreements, considered “loans” under the Investment Company Act, are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Sub-Advisor will monitor the vendor’s creditworthiness to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

        |_| U.S. Government Securities. These include obligations issued or guaranteed by the U.S. Treasury or other U.S. government agencies or corporate entities referred to as “instrumentalities” of the U.S. government. The obligations of U.S. government agencies or instrumentalities in which the Fund may invest may or may not be guaranteed or supported by the “full faith and credit” of the United States. “Full faith and credit” means generally that the taxing power of the U.S. government is pledged to the payment of interest and repayment of principal on a security. If a security is not backed by the full faith and credit of the United States, the owner of the security must look principally to the agency issuing the obligation for repayment. The owner might not be able to assert a claim against the United States if the issuing agency or instrumentality does not meet its commitment. The Fund will invest in securities of U.S. government agencies and instrumentalities only if the Sub-Advisor is satisfied that the credit risk with respect to such agency or instrumentality is minimal.

|_| Bank Obligations. The Fund may buy time deposits, certificates of deposit and bankers' acceptances. They must be : o obligations issued or guaranteed by a domestic or foreign bank (including a foreign branch of a domestic bank) having total assets of at least $1 billion, o banker's acceptances (which may or may not be supported by letters of credit) only if guaranteed by a U.S. commercial bank with total assets of at least U.S. $1 billion.

        The Fund can make time deposits. These are non-negotiable deposits in a bank for a specified period of time. They may be subject to early withdrawal penalties. Time deposits that are subject to early withdrawal penalties are subject to the Fund’s limits on illiquid investments, unless the time deposit matures in seven days or less. “Banks” include commercial banks, savings banks and savings and loan associations.

        |_| Commercial Paper. The Fund may invest in commercial paper, if it is rated within the top two rating categories of Standard & Poor’s and Moody’s. If the paper is not rated, it may be purchased if issued by a company having a credit rating of at least “AA” by Standard & Poor’s or “Aa” by Moody’s.

        The Fund may buy commercial paper, including U.S. dollar-denominated securities of foreign branches of U.S. banks, issued by other entities if the commercial paper is guaranteed as to principal and interest by a bank, government or corporation whose certificates of deposit or commercial paper may otherwise be purchased by the Fund.

        |_| Variable Amount Master Demand Notes. Master demand notes are corporate obligations that permit the investment of fluctuating amounts by the Fund at varying rates of interest under direct arrangements between the Fund, as lender, and the borrower. They permit daily changes in the amounts borrowed. The Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount. The borrower may prepay up to the full amount of the note without penalty. These notes may or may not be backed by bank letters of credit.

        Because these notes are direct lending arrangements between the lender and borrower, it is not expected that there will be a trading market for them. There is no secondary market for these notes, although they are redeemable (and thus are immediately repayable by the borrower) at principal amount, plus accrued interest, at any time. Accordingly, the Fund’s right to redeem such notes is dependent upon the ability of the borrower to pay principal and interest on demand.

        The Fund has no limitations on the type of issuer from whom these notes will be purchased. However, in connection with such purchases and on an ongoing basis, the Sub-Advisor will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Investments in master demand notes are subject to the limitation on investments by the Fund in illiquid securities. Currently, the Fund does not intend that its investments in variable amount master demand notes will exceed 5% of its total assets.

o Repurchase Agreements. The Fund can acquire securities subject to repurchase agreements. It may do so for liquidity purposes to meet anticipated redemptions of Fund shares, or pending the investment of the proceeds from sales of Fund shares, or pending the settlement of portfolio securities transactions, or for temporary defensive purposes, as described below.

        In a repurchase transaction, the Fund buys a security from, and simultaneously resells it to, an approved vendor for delivery on an agreed-upon future date. The resale price exceeds the purchase price by an amount that reflects an agreed-upon interest rate effective for the period during which the repurchase agreement is in effect. Approved vendors include U.S. commercial banks, U.S. branches of foreign banks, or broker-dealers that have been designated as primary dealers in government securities. They must meet credit requirements set by the Fund’s Board of Trustees from time to time.

        The majority of these transactions run from day to day, and delivery pursuant to the resale typically occurs within one to five days of the purchase. Repurchase agreements having a maturity beyond seven days are subject to the Fund’s limits on holding illiquid investments. The Fund will not enter into a repurchase agreement that causes more than 10% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. There is no limit on the amount of the Fund’s net assets that may be subject to repurchase agreements having maturities of seven days or less.

        Repurchase agreements, considered “loans” under the Investment Company Act, are collateralized by the underlying security. The Fund’s repurchase agreements require that at all times while the repurchase agreement is in effect, the value of the collateral must equal or exceed the repurchase price to fully collateralize the repayment obligation. However, if the vendor fails to pay the resale price on the delivery date, the Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The Manager will impose creditworthiness requirements to confirm that the vendor is financially sound and will continuously monitor the collateral’s value.

o Illiquid and Restricted Securities. Under the policies and procedures established by the Fund’s Board of Trustees, the Manager determines the liquidity of certain of the Fund’s investments. To enable the Fund to sell its holdings of a restricted security not registered under the Securities Act of 1933, the Fund may have to cause those securities to be registered. The expenses of registering restricted securities may be negotiated by the Fund with the issuer at the time the Fund buys the securities. When the Fund must arrange registration because the Fund wishes to sell the security, a considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Fund could sell it. The Fund would bear the risks of any downward price fluctuation during that period.

        The Fund may also acquire restricted securities through private placements. Those securities have contractual restrictions on their public resale. Those restrictions might limit the Fund’s ability to dispose of the securities and might lower the amount the Fund could realize upon the sale.

        The Fund has limitations that apply to purchases of restricted securities, as stated in the Prospectus. Those percentage restrictions do not limit purchases of restricted securities that are eligible for sale to qualified institutional purchasers under Rule 144A of the Securities Act of 1933, if those securities have been determined to be liquid by the Manager under Board-approved guidelines. Those guidelines take into account the trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in a particular Rule 144A security, the Fund’s holdings of that security may be considered to be illiquid.

Illiquid securities include repurchase agreements maturing in more than seven days and participation interests that do not have puts exercisable within seven days.

o Loans of Portfolio Securities. To raise cash for liquidity purposes, the Fund can lend its portfolio securities to brokers, dealers and other types of financial institutions approved by the Fund’s Board of Trustees. These loans are limited to not more than 25% of the value of the Fund’s total assets. The Fund currently does not intend to engage in loans of securities in the coming year, but if it does so, such loans will not likely exceed 5% of the Fund’s total assets.

        There are some risks in connection with securities lending. The Fund might experience a delay in receiving additional collateral to secure a loan, or a delay in recovery of the loaned securities if the borrower defaults. The Fund must receive collateral for a loan. Under current applicable regulatory requirements (which are subject to change), on each business day the loan collateral must be at least equal to the value of the loaned securities. It must consist of cash, bank letters of credit, securities of the U.S. Government or its agencies or instrumentalities, or other cash equivalents in which the Fund is permitted to invest. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by the Fund if the demand meets the terms of the letter. The terms of the letter of credit and the issuing bank both must be satisfactory to the Fund.

        When it lends securities, the Fund receives amounts equal to the dividends or interest on loaned securities. It also receives one or more of (a) negotiated loan fees, (b) interest on securities used as collateral, and (c) interest on any short-term debt securities purchased with such loan collateral. Either type of interest may be shared with the borrower. The Fund may also pay reasonable finders’, custodian and administrative fees in connection with these loans. The terms of the Fund’s loans must meet applicable tests under the Internal Revenue Code and must permit the Fund to reacquire loaned securities on five days’ notice or in time to vote on any important matter.

o Borrowing for Leverage. The Fund has the ability to borrow from banks on an unsecured basis to invest the borrowed funds in portfolio securities. This speculative technique is known as “leverage.” The Fund may borrow only from banks. Under current regulatory requirements, borrowings can be made only to the extent that the value of the Fund’s assets, less its liabilities other than borrowings, is equal to at least 300% of all borrowings (including the proposed borrowing). If the value of the Fund’s assets fails to meet this 300% asset coverage requirement, the Fund will reduce its bank debt within three days to meet the requirement. To do so, the Fund might have to sell a portion of its investments at a disadvantageous time.

        The Fund will pay interest on these loans, and that interest expense will raise the overall expenses of the Fund and reduce its returns. If it does borrow, its expenses will be greater than comparable funds that do not borrow for leverage. Additionally, the Fund’s net asset value per share might fluctuate more than that of funds that do not borrow. Currently, the Fund does not contemplate using this technique, but if it does so, it will not likely do so to a substantial degree.

Investment Restrictions

        What Are “Fundamental Policies?” Fundamental policies are those policies that the Fund has adopted to govern its investments that can be changed only by the vote of a “majority” of the Fund’s outstanding voting securities. Under the Investment Company Act, a “majority” vote is defined as the vote of the holders of the lesser of:

o	67% or more of the shares present or represented by proxy at a shareholder meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or

o more than 50% of the outstanding shares.

        The Fund’s investment objective is a fundamental policy. Other policies described in the Prospectus or this Statement of Additional Information are “fundamental” only if they are identified as such. The Fund’s Board of Trustees can change non-fundamental policies without shareholder approval. However, significant changes to investment policies will be described in supplements or updates to the Prospectus or this Statement of Additional Information, as appropriate. The Fund’s most significant investment policies are described in the Prospectus.

Does the Fund Have Additional Fundamental Policies? The following investment restrictions are fundamental policies of the Fund.
o	The Fund cannot buy securities issued or guaranteed by any one issuer if more than 5% of its total assets would be invested in securities of that issuer or if it would then own more than 10% of that issuer’s voting securities. That restriction applies to 75% of the Fund’s total assets. The limit does not apply to securities issued by the U.S. government or any of its agencies or instrumentalities.

o	The Fund cannot concentrate investments. That means it cannot invest 25% or more of its total assets in companies in any one industry. Obligations of the U.S. government, its agencies and instrumentalities are not considered to be part of an “industry” for the purposes of this restriction.

o	The Fund cannot make loans, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time. [1]

o	The Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio.

        o The Fund cannot invest in real estate or interests in real estate, but may purchase readily marketable securities of companies holding real estate or interests therein.

o	The Fund may not issue “senior securities” or borrow money, except to the extent permitted under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

o	The Fund cannot invest in physical commodities or commodity contracts; however, the Fund may (i) buy and sell hedging instruments permitted by any of its other investment policies, and (ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities.

        For purposes of the Fund’s fundamental policy not to concentrate its assets in any one industry, as set forth immediately above, the Fund has adopted the industry classifications set forth in Appendix A to this Statement of Additional Information. These industry classifications may be changed from time to time by the Manager.

        Does the Fund Have Any Restrictions That Are Not Fundamental? The Fund has a number of other investment restrictions that are not fundamental policies, which means that they can be changed by the Board of Trustees without shareholder approval.

o The Fund cannot invest for the primary purpose of acquiring control or management thereof.

o	The Fund cannot invest in or hold securities of any issuer if those officers and trustees or directors of the Fund or its adviser owning individually more than 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer.

        o The Fund cannot purchase securities on margin; however, the Fund may make margin deposits in connection with any of its investments.

o	The Fund cannot mortgage, hypothecate or pledge any of its assets; escrow, collateral or margin arrangements involved with any of its investments are not considered to involve a mortgage, hypothecation or pledge.

How the Fund is Managed

Organization and History. The Fund is an open-end, diversified management investment company with an unlimited number of authorized shares of beneficial interest. The Fund was organized as a Massachusetts business trust in 1998.

        The Fund is governed by a Board of Trustees, which is responsible for protecting the interests of shareholders under Massachusetts law. The Trustees meet periodically throughout the year to oversee the Fund’s activities, review its performance, and review the actions of the Manager. Although the Fund will not normally hold annual meetings of its shareholders, it may hold shareholder meetings from time to time on important matters, and shareholders have the right to call a meeting to remove a Trustee or to take other action described in the Fund’s Declaration of Trust.

        Classes of Shares. The Board of Trustees has the power, without shareholder approval, to divide unissued shares of the Fund into two or more classes. The Board has done so, and the Fund currently has five classes of shares: Class A, Class B, Class C, Class N and Class Y. All classes invest in the same investment portfolio. Each class of shares:

o has its own dividends and distributions, o pays certain expenses which may be different for the different classes, o may have a different net asset value, o may have separate voting rights on matters in which interests of one class are different from interests of another class, and o votes as a class on matters that affect that class alone.

        Shares are freely transferable, and each share of each class has one vote at shareholder meetings, with fractional shares voting proportionally on matters submitted to the vote of shareholders. Each share of the Fund represents an interest in the Fund proportionately equal to the interest of each other share of the same class.

        The Trustees are authorized to create new series and classes of shares. The Trustees may reclassify unissued shares of the Fund into additional series or classes of shares. The Trustees also may divide or combine the shares of a class into a greater or lesser number of shares without changing the proportionate beneficial interest of a shareholder in the Fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy at shareholder meetings.

o Meetings of Shareholders. As a Massachusetts business trust, the Fund is not required to hold, and does not plan to hold, regular annual meetings of shareholders. The Fund will hold meetings when required to do so by the Investment Company Act or other applicable law. It will also do so when a shareholder meeting is called by the Trustees or upon proper request of the shareholders.

        Shareholders have the right, upon the declaration in writing or vote of two-thirds of the outstanding shares of the Fund, to remove a Trustee. The Trustees will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the Trustees will then either make the Fund’s shareholder list available to the applicants or mail their communication to all other shareholders at the applicants’ expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund’s outstanding shares, whichever is less. The Trustees may also take other action as permitted by the Investment Company Act.

o Shareholder and Trustee Liability. The Fund’s Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund’s obligations. It also provides for indemnification and reimbursement of expenses out of the Fund’s property for any shareholder held personally liable for its obligations. The Declaration of Trust also states that upon request, the Fund shall assume the defense of any claim made against a shareholder for any act or obligation of the Fund and shall satisfy any judgment on that claim. Massachusetts law permits a shareholder of a business trust (such as the Fund) to be held personally liable as a “partner” under certain circumstances. However, the risk that a Fund shareholder will incur financial loss from being held liable as a “partner” of the Fund is limited to the relatively remote circumstances in which the Fund would be unable to meet its obligations.

        The Fund’s contractual arrangements state that any person doing business with the Fund (and each shareholder of the Fund) agrees under its Declaration of Trust to look solely to the assets of the Fund for satisfaction of any claim or demand that may arise out of any dealings with the Fund. Additionally the Trustees shall have no personal liability to any such person, to the extent permitted by law.

Trustees and Officers of the Fund. The Fund’s Trustees and officers and their principal occupations and business affiliations and occupations during the past five years are listed below. Trustees denoted with an asterisk (*) below are deemed to be “interested persons” of the Fund under the Investment Company Act. All of the Trustees are Trustees or Directors of the following New York-based Oppenheimer funds. 2

ppenheimer California Municipal Fund                     Oppenheimer International Growth Fund
Oppenheimer Capital Appreciation Fund                     Oppenheimer International Small Company Fund
Oppenheimer Capital Preservation Fund                     Oppenheimer Large Cap Growth Fund
Oppenheimer Concentrated Growth Fund                      Oppenheimer Money Market Fund, Inc.
Oppenheimer Developing Markets Fund                       Oppenheimer Multiple Strategies Fund
Oppenheimer Discovery Fund                                Oppenheimer Multi-Sector Income Trust
Oppenheimer Emerging Growth Fund                          Oppenheimer Multi-State Municipal Trust
Oppenheimer Emerging Technologies Fund                    Oppenheimer Municipal Bond Fund
Oppenheimer Enterprise Fund                               Oppenheimer New York Municipal Fund
Oppenheimer Europe Fund                                   Oppenheimer Series Fund, Inc.
Oppenheimer Global Fund                                   Oppenheimer Special Value Fund
Oppenheimer Global Growth and Income Fund                   Oppenheimer Trinity Core Fund
Oppenheimer Gold and Special Minerals Fund                  Oppenheimer Trinity Growth Fund
Oppenheimer Growth Fund                                   Oppenheimer Trinity Value Fund
                                                          Oppenheimer U.S. Government Trust

        Messrs. Spiro, Donohue, Wixted, Zack, Bishop and Farrar respectively hold the same offices with the other New York-based Oppenheimer funds as with the Fund. As of November 8, 2001 the Trustees and officers of the Fund as a group owned of record or beneficially less than 1% of each class of shares of the Fund. The foregoing statement does not reflect ownership of shares of the Fund held of record by an employee benefit plan for employees of the Manager, other than the shares beneficially owned under the plan by the officers of the Fund listed above. Mr. Donohue is a trustee of that plan.

Leon Levy, Chairman of the Board of Trustees, Age: 76. 6803 South Tucson Way, Englewood, Colorado 80112 General Partner of Odyssey Partners, L.P. (investment partnership) (since 1982) and Chairman of the Board of Avatar Holdings, Inc. (real estate development) (since 1981). Donald W. Spiro, Vice Chairman of the Board of Trustees, Age: 75 6803 South Tucson Way, Englewood, Colorado 80112

Chairman Emeritus of the Manager (since 1991). Formerly he held the following positions: Chairman (November 1987 - January 1991) and a director (January 1969 - August 1999) of the Manager; President and Director of OppenheimerFunds Distributor, Inc., a subsidiary of the Manager and the Fund’s Distributor (July 1978 – January 1992).

Robert G. Galli, Trustee, Age: 68 6803 South Tucson Way, Englewood, Colorado 80112

A Trustee or Director of other Oppenheimer funds. Formerly he held the following positions: Vice Chairman (October 1995 - December 1997) and Executive Vice President (December 1977 - October 1995) of the Manager; Executive Vice President and a director (April 1986 - October 1993) of HarbourView Asset Management Corporation.

Philip A. Griffiths, Trustee, Age: 62. 6803 South Tucson Way, Englewood, Colorado 80112

The Director of the Institute for Advanced Study, Princeton, N.J. (since 1991), director of GSI Lumonics (since 2001) and a member of the National Academy of Sciences (since 1979); formerly (in descending chronological order) a director of Bankers Trust Corporation, Provost and Professor of Mathematics at Duke University, a director of Research Triangle Institute, Raleigh, N.C., and a Professor of Mathematics at Harvard University.

Benjamin Lipstein, Trustee, Age 78. 6803 South Tucson Way, Englewood, Colorado 80112 Professor Emeritus of Marketing, Stern Graduate School of Business Administration, New York University. Elizabeth B. Moynihan, Trustee, Age: 72. 6803 South Tucson Way, Englewood, Colorado 80112

Author and architectural historian; a trustee of the Freer Gallery of Art and Arthur M. Sockler Gallery (Smithsonian Institute), Trustees Council of the National Building Museum; a member of the Trustees Council, Preservation League of New York State.

Kenneth A. Randall, Trustee, Age:74. 6803 South Tucson Way, Englewood, Colorado 80112

A director of Dominion Resources, Inc. (electric utility holding company) and Prime Retail, Inc. (real estate investment trust); formerly a director of Dominion Energy, Inc. (electric power and oil & gas producer), President and Chief Executive Officer of The Conference Board, Inc. (international economic and business research) and a director of Lumbermens Mutual Casualty Company, American Motorists Insurance Company and American Manufacturers Mutual Insurance Company.

Edward V. Regan, Trustee, Age: 71. 6803 South Tucson Way, Englewood, Colorado 80112

President, Baruch College, CUNY; a director of RBAsset (real estate manager); a director of OffitBank; formerly Trustee, Financial Accounting Foundation (FASB and GASB); Senior Fellow of Jerome Levy Economics Institute, Bard College; Chairman of Municipal Assistance Corporation for the City of New York; New York State Comptroller and Trustee of New York State and Local Retirement Fund.

Russell S. Reynolds, Jr. Trustee, Age: 69. 6803 South Tucson Way, Englewood, Colorado 80112

Chairman of The Directorship Search Group, Inc. (corporate governance consulting and executive recruiting) (since 1993); a director of Professional Staff Limited (a U.K. temporary staffing company) (since 1995); a life trustee of International House (non-profit educational organization), and a trustee of the Greenwich Historical Society (since 1996).

Clayton K. Yeutter, Trustee, Age:70. 6803 South Tucson Way, Englewood, Colorado 80112 Of Counsel, Hogan and Hartson (a law firm) (since 1993). Other directorships: Caterpillar, Inc. (since 1993); Zurich Financial Services (since 1998); ConAgra, Inc. (since 1993); FMC Corporation (since 1993); Texas Instruments Incorporated (since 1993); and Weyerhaeuser Co. (since 1999); formerly a director of Farmers Group Inc. (1994-2000), Zurich Allied AG (1998-2000) and of Allied Zurich Pl.c (1998-2000). Patrick M. Bisbey, Portfolio Manager, Age:43. 301 North Spring Street, Bellefonte, PA 16823

Vice President (since November 1990), Managing Director (since June 1992), and Manager of Trading and Portfolio Operations (since January, 1984) of Trinity Investment Management Corporation, a wholly-owned subsidiary of OppenheimerFunds, Inc’s immediate parent, Oppenheimer Acquisition Corp.; a portfolio manager of another Oppenheimer fund.

Andrew J. Donohue, Secretary Age: 51. 6803 South Tucson Way, Englewood, Colorado 80112

Executive Vice President (since January 1993), General Counsel (since October 1991) and a director (since September 1995) of the Manager; Executive Vice President and General Counsel (since September 1993) and a director (since January 1992) of OppenheimerFunds Distributor, Inc.; Executive Vice President, General Counsel and a director (since September 1995) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000), and of Oppenheimer Trust Company (since May 2000); President and a director of Centennial Asset Management Corporation (since September 1995) and of Oppenheimer Real Asset Management, Inc. (since July 1996); Vice President and a director (since September 1997) of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc; a director (since April 2000) of OppenheimerFunds Legacy Program; General Counsel (since May 1996) and Secretary (since April 1997) of Oppenheimer Acquisition Corp.; an officer of other Oppenheimer funds.

Brian W. Wixted, Treasurer and Principal Financial and Accounting Officer, Age: 41. 6803 South Tucson Way, Englewood, Colorado 80112

Senior Vice President and Treasurer (since March 1999) of the Manager; Treasurer (since March 1999) of HarbourView Asset Management Corporation, Shareholder Services, Inc., Oppenheimer Real Asset Management Corporation, Shareholder Financial Services, Inc. and Oppenheimer Partnership Holdings, Inc., of OFI Private Investments, Inc. (since March 2000) and of OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since May 2000); Treasurer and Chief Financial Officer (since May 2000) of Oppenheimer Trust Company; Assistant Treasurer (since March 1999) of Oppenheimer Acquisition Corp. and of Centennial Asset Management Corporation; an officer of other Oppenheimer funds; formerly Principal and Chief Operating Officer, Bankers Trust Company - Mutual Fund Services Division (March 1995 - March 1999); Vice President and Chief Financial Officer of CS First Boston Investment Management Corp. (September 1991 - March 1995).

Robert G. Zack, Assistant Secretary, Age: 53. 6803 South Tucson Way, Englewood, Colorado 80112 Senior Vice President (since May 1985) and Associate General Counsel (since May 1981) of the Manager; Assistant Secretary of Shareholder Services, Inc. (since May 1985), Shareholder Financial Services, Inc. (since November 1989); OppenheimerFunds International Ltd. and Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer funds. Robert J. Bishop, Assistant Treasurer, Age: 42. 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996) and a Fund Controller of the Manager.

Scott T. Farrar, Assistant Treasurer, Age: 36. 6803 South Tucson Way, Englewood, Colorado 80112

Vice President of the Manager/Mutual Fund Accounting (since May 1996); Assistant Treasurer of Oppenheimer Millennium Funds plc (since October 1997); an officer of other Oppenheimer Funds; formerly an Assistant Vice President of the Manager/Mutual Fund Accounting (April 1994 - May 1996), and a Fund Controller of the Manager.

        Remuneration of Trustees. The officers of the Fund and certain Trustees of the Fund (prior to July 31, 1999 Mr. Spiro) who are affiliated with the Manager receive no salary or fee from the Fund. The remaining Trustees of the Fund received the compensation shown below. The compensation from the Fund was paid during its fiscal period ended July 31, 2001. The compensation from all of the New York-based Oppenheimer funds (including the Fund) was received as a director, trustee or member of a committee of the boards of those funds during the calendar year 2001.

---------------------------------------- ---------------------- ------------------------- ----------------------------
                                                                       Retirement                    Total
                                                                        Benefits                 Compensation
Director's Name                                Aggregate            Accrued as Part                From all
And Other Positions                          Compensation               of Fund           New York based Oppenheimer
                                              from Fund1                Expenses               Funds (30 Funds)2
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Leon Levy                                          $                       $                           $
Chairman
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Robert G. Galli3                                   $                       $                           $
Study Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Phillip Griffiths4                                 $                       $                           $
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Benjamin Lipstein
Study Committee Chairman,                          $                       $                           $
Audit Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Elizabeth B. Moynihan                              $                       $                           $
Study Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Kenneth A. Randall                                 $                       $                           $
Audit Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Edward V. Regan
Proxy Committee Chairman, Audit                    $                       $                           $
Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Russell S. Reynolds, Jr.                           $                       $                           $
Proxy Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Donald Spiro                                       $                       $                           $
---------------------------------------- ---------------------- ------------------------- ----------------------------
---------------------------------------- ---------------------- ------------------------- ----------------------------
Clayton K. Yeutter5                                $                       $                           $
Proxy Committee Member
---------------------------------------- ---------------------- ------------------------- ----------------------------
1.       Aggregate compensation includes fees, deferred compensation, if any, and retirement plan benefits accrued for a Director.
2.       For the 2001 calendar year.
3.       Total  compensation  for the 2001  calendar  year includes  compensation  received for serving as a trustee  (director) of ten other Oppenheimer funds.
4.       Includes $__ deferred under Deferred Compensation Plan described below.
5.       Includes $__ deferred under Deferred Compensation Plan described below.

o Retirement Plan for Trustees. The Fund has adopted a retirement plan that provides for payments to retired Trustees. Payments are up to 80% of the average compensation paid during a Trustee’s five years of service in which the highest compensation was received. A Trustee must serve as trustee for any of the New York-based Oppenheimer funds for at least 15 years to be eligible for the maximum payment. Each Trustee’s retirement benefits will depend on the amount of the Trustee’s future compensation and length of service. Therefore the amount of those benefits cannot be determined at this time, nor can we estimate the number of years of credited service that will be used to determine those benefits.

        Deferred Compensation Plan for Trustees. The Board of Trustees has adopted a Deferred Compensation Plan for disinterested trustees that enables them to elect to defer receipt of all or a portion of the annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds.

        Deferral of Trustees’ fees under the plan will not materially affect the Fund’s assets, liabilities or net income per share. The plan will not obligate the Fund to retain the services of any Trustee or to pay any particular level of compensation to any Trustee. Pursuant to an Order issued by the Securities and Exchange Commission, the Fund may invest in the funds selected by the Trustee under the plan without shareholder approval for the limited purpose of determining the value of the Trustee’s deferred fee account.

        Major Shareholders. As of November 8, 2001, the only persons who owned of record or were known by the Fund to own beneficially 5% or more of any class of the Fund’s outstanding shares were the following:

OppenheimerFunds, Inc., c/o VP Financial Analysis, 6803 S. Tucson Way, Englewood, Colorado 80112-3924 which owned________ Class A shares (____% of the Class A shares then outstanding).

MLPF&S For The Sole Benefit of its Customers, ATTN: Fund Administrator/9EFD2, 4800 Deer Lake Drive, E., Florida, 3, Jacksonville, Florida 32246-6484 which owned __________ Class B shares (____% of the Class B shares then outstanding).

Archer Cleaners and Shirt Laundry Inc., 700 W. Okmulgee St, Muskogee, OK 74401-7549 which owned __________ Class C shares (____% of the Class C shares then outstanding).
OppenheimerFunds, Inc., c/o VP Financial Analysis, 6803 S. Tucson Way, Englewood, Colorado 80112-3924 which owned ___ Class Y shares (___% of the Class Y shares then outstanding).

o Code of Ethics. The Fund, the Manager, the Sub-Advisor, and the Distributor have a Code of Ethics. It is designed to detect and prevent improper personal trading by certain employees, including portfolio managers, that would compete with or take advantage of the Fund’s portfolio transactions. Covered persons include persons with knowledge of the investments and investment intentions of the Fund and other funds advised by the Manager. The Code of Ethics does permit personnel subject to the Code to invest in securities, including securities that may be purchased or held by the Fund, subject to a number of restrictions and controls. Compliance with the Code of Ethics is carefully monitored and enforced by the Manager.

        The Code of Ethics is an exhibit to the Fund’s registration statement filed with the Securities and Exchange Commission and can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You can obtain information about the hours of operation of the Public Reference Room by calling the SEC at 1.202.942.8090. The Code of Ethics can also be viewed as part of the Fund’s registration statement on the SEC’s EDGAR database at the SEC’s Internet web site at http://www.sec.gov. Copies may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov., or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

The Manager. The Manager and the Sub-Advisor are wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

o The Investment Advisory Agreement and the Sub-Advisory Agreement. The Investment Advisory Agreement (the “Advisory Agreement”) between the Manager and the Fund requires the Manager, at its expense, to provide the Fund with adequate office space, facilities and equipment, and to provide and supervise the activities of all administrative and clerical personnel required to provide effective corporate administration for the Fund, including the compilation and maintenance of records with respect to its operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Fund.

        Expenses not expressly assumed by the Manager under the Advisory Agreement or the Sub-Advisor under the Sub-Advisory Agreement are paid by the Fund. The Advisory Agreement lists examples of expenses paid by the Fund. The major categories relate to interest, taxes, brokerage concessions, fees to certain Trustees, legal and audit expenses, custodian and transfer agent and custodian expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fees paid by the Fund to the Manager are calculated at the rates described in the Prospectus, which are applied to the assets of the Fund as a whole. The fees are allocated to each class of shares based upon the relative proportion of the Fund’s net assets represented by that class. The Fund does not pay an additional fee to the Sub-Advisor. The Manager pays the Sub-Advisory fee.

--------------------------------------- ----------------------------------------------------------------------------
Fiscal Period ended 7/31:                            Management Fees Paid to OppenheimerFunds, Inc. 1
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2000                                                    $155,638
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2001
--------------------------------------- ----------------------------------------------------------------------------
1.       Includes subadvisory fees paid by the Manager to the Sub-Advisor.
         The advisory agreement and the sub-advisory agreement state that in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the
Manager and the Sub-Advisor are not liable for any loss resulting from a good faith error or omission on their part with respect to any of their duties thereunder.  The respective advisory and sub-advisory agreements permit the Manager and the Sub-Advisor to act as investment advisor for any other person, firm or corporation, and the advisory agreement permits the Fund to use the name
"Oppenheimer" in connection with other investment companies for which the Manager acts as investment advisor or general distributor.
If the Manager shall no longer act as an investment advisor to the Fund, the right of the Fund to use the name "Oppenheimer" as part of its name may be withdrawn.

Brokerage Policies of the Fund

Brokerage Provisions of the Investment Advisory Agreement and the Sub-Advisory Agreement. One of the duties of the Sub-Advisor under the Sub-Advisory Agreement is to arrange the portfolio transactions for the Fund. The Sub-Advisory Agreement contains provisions relating to the employment of broker-dealers to effect the Fund’s portfolio transactions. The Sub-Advisor is authorized by the Sub-Advisory Agreement to employ broker-dealers, including “affiliated” brokers, as that term is defined in the Investment Company Act, as may, in its best judgment based on all relevant factors, implement the policy of the Fund to obtain, at reasonable expense, the “best execution” of such transactions. “Best execution” means prompt and reliable execution at the most favorable price obtainable. The Sub-Advisor need not seek competitive concession bidding but is expected to be aware of the current rates of eligible brokers and to minimize the concessions paid to the extent consistent with the interest and policies of the Fund as established by its Board of Trustees.

        Under the Sub-Advisory Agreement, the Sub-Advisor is authorized to select brokers (other than affiliates) that provide brokerage and/or research services for the Fund and/or the other accounts over which the Sub-Advisor or its affiliates have investment discretion. The concessions paid to such brokers may be higher than another qualified broker would have charged if a good faith determination is made by the Sub-Advisor that the concession is fair and reasonable in relation to the services provided. Subject to these considerations, as a factor in selecting brokers for the Fund’s portfolio transactions, the Sub-Advisor may also consider sales of shares of the Fund and other investment companies for which the Sub-Advisor or an affiliate serves as investment advisor.

Brokerage Practices Followed by the Sub-Advisor.

        The Sub-Advisor allocates brokerage for the Fund subject to the provisions of the Sub-Advisory Agreement and the procedures and rules described above. Generally, the Sub-Advisor’s portfolio traders allocate brokerage based upon recommendations from the Sub-Advisor’s portfolio managers. In certain instances, portfolio managers may directly place trades and allocate brokerage. In either case, the Sub-Advisor’s executive officers supervise the allocation of brokerage.

        Transactions in securities other than those for which an exchange is the primary market are generally done with principals or market makers. In transactions on foreign exchanges, the Fund may be required to pay fixed brokerage concessions and therefore would not have the benefit of negotiated concessions available in U.S. markets. Brokerage concessions are paid primarily for effecting transactions in listed securities or for certain fixed-income agency transactions in the secondary market. Otherwise brokerage concessions are paid only if it appears likely that a better price or execution can be obtained by doing so.

        In an option transaction, the Fund ordinarily uses the same broker for the purchase or sale of the option and any transaction in the securities to which the option relates. When possible, the Sub-Advisor tries to combine concurrent orders to purchase or sell the same security by more than one of the accounts managed by the Sub-Advisor or its affiliates. The transactions under those combined orders are averaged as to price and allocated in accordance with the purchase or sale orders actually placed for each account.

        The investment advisory agreement and the Sub-Advisory Agreement permit the Manager and the Sub-Advisor to allocate brokerage for research services. The investment research services provided by a particular broker may be useful only to one or more of the advisory accounts of the Manager, the Sub-Advisor and their affiliates. The investment research received for the commissions of those other accounts may be useful both to the Fund and one or more of the Manager’s or the Sub-Advisor’s other accounts. Investment research may be supplied to the Sub-Advisor by a third party at the instance of a broker through which trades are placed.

        Investment research services include information and analysis on particular companies and industries as well as market or economic trends and portfolio strategy, market quotations for portfolio evaluations, information systems, computer hardware and similar products and services. If a research service also assists the Manager or the Sub-Advisor in a non-research capacity (such as bookkeeping or other administrative functions), then only the percentage or component that provides assistance to the Manager or the Sub-Advisor in the investment decision-making process may be paid in commission dollars.

        The Board of Trustees permits the Manager and the Sub-Advisor to use stated concessions on secondary fixed-income agency trades to obtain research if the broker represents to the Manager or to the Sub-Advisor that: (i) the trade is not from or for the broker’s own inventory, (ii) the trade was executed by the broker on an agency basis at the stated concession, and (iii) the trade is not a riskless principal transaction. The Board of Trustees permits the Manager and the Sub-Advisor to use concessions on fixed-price offerings to obtain research, in the same manner as is permitted for agency transactions.

        The research services provided by brokers broadens the scope and supplements the research activities of the Manager and the Sub-Advisor. That research provides additional views and comparisons for consideration, and helps the Manager and the Sub-Advisor to obtain market information for the valuation of securities that are either held in the Fund’s portfolio or are being considered for purchase. The Sub-Advisor provides information to the Board about the concessions paid to brokers furnishing such services, together with the Sub-Advisor’s representation that the amount of such concessions was reasonably related to the value or benefit of such services.

        Other funds advised by the Manager may purchase or sell the same securities as the Fund at the same time as the Fund, which could affect the supply and price of the securities. If two or more funds advised by the Manager or the Sub-Advisor purchase the same security on the same day from the same dealer, the Manager or the Sub-Advisor may average the price of the transactions and allocate the average among the funds.

--------------------------------------- ----------------------------------------------------------------------------
      Fiscal Period Ended 7/31:                        Total Brokerage Concessions Paid by the Fund1
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 1999                                                     $22,729
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2000                                                    $58,4902
--------------------------------------- ----------------------------------------------------------------------------
--------------------------------------- ----------------------------------------------------------------------------
                 2001
--------------------------------------- ----------------------------------------------------------------------------
1.       Amounts do not include spreads or concessions on principal transactions on a net trade basis.
2.       In the fiscal period ended 7/31/00,  the amount of transactions  directed to brokers for research  services was $9,234,284 and the amount of the concessions paid to broker-dealers for those services was $7,763.

Distribution and Service Plans

The Distributor. Under its General Distributor’s Agreement with the Fund, the Distributor acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Expenses normally attributable to sales are borne by the Distributor.

        The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares during the Fund’s three most recent fiscal years is shown in the table below.

-------------- ------------------ -------------------- -------------------- ------------------- --------------------
                   Aggregate       Class A Front-End     Concessions on       Concessions on      Concessions on
   Fiscal       Front-End Sales      Sales Charges       Class A Shares       Class B Shares      Class C Shares
Period Ended   Charges on Class       Retained by          Advanced by         Advanced by          Advanced by
    7/31:          A Shares           Distributor         Distributor1         Distributor1        Distributor1
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
    1999            $36,309             $13,155              $1,675              $20,956              $1,186
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
    2000            $97,002             $40,167              $5,583              $141,328             $8,962
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
    2001
-------------- ------------------ -------------------- -------------------- ------------------- --------------------
1.       The  Distributor  advances  concession  payments to dealers  for certain  sales of Class A shares and for sales of Class B and
     Class C shares from its own resources at the time of sale.

----------------------- ----------------------------- ------------------------------ -------------------------------
 Fiscal Period Ended    Class A Contingent Deferred    Class B Contingent Deferred    Class C Contingent Deferred
        7/31:            Sales Charges Retained by      Sales Charges Retained by      Sales Charges Retained by
                                Distributor                    Distributor                    Distributor
----------------------- ----------------------------- ------------------------------ -------------------------------
----------------------- ----------------------------- ------------------------------ -------------------------------
        1999*                        $0                            $4                              $0
----------------------- ----------------------------- ------------------------------ -------------------------------
----------------------- ----------------------------- ------------------------------ -------------------------------
         2000                        $0                          $19,709                          $304
----------------------- ----------------------------- ------------------------------ -------------------------------
----------------------- ----------------------------- ------------------------------ -------------------------------
         2001
----------------------- ----------------------------- ------------------------------ -------------------------------
*  From inception of the Fund, 12/17/98.

Distribution and Service Plans. The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B, Class C and Class N shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

        Under the plans, the Manager and the Distributor, in their sole discretion, from time to time, may use their own resources (at no direct cost to the Fund) to make payments to brokers, dealers or other financial institutions for distribution and administrative services they perform. The Manager may use its profits from the advisory fee it receives from the Fund. In their sole discretion, the Distributor and the Manager may increase or decrease the amount of payments they make from their own resources to plan recipients.

        Unless a plan is terminated as described below, the plan continues in effect from year to year but only if the Fund’s Board of Trustees and its Independent Trustees specifically vote annually to approve its continuance. Approval must be by a vote cast in person at a meeting called for the purpose of voting on continuing the plan. A plan may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the Investment Company Act) of the outstanding shares of that class.

        The Board of Trustees and the Independent Trustees must approve all material amendments to a plan. An amendment to increase materially the amount of payments to be made under a plan must be approved by shareholders of the class affected by the amendment. Because Class B shares of the Fund automatically convert into Class A shares after six years, the Fund must obtain the approval of both Class A and Class B shareholders for a proposed material amendment to the Class A Plan that would materially increase payments under the Plan. That approval must be by a “majority” (as defined in the Investment Company Act) of the shares of each Class, voting separately by class.

        While the Plans are in effect, the Treasurer of the Fund shall provide separate written reports on the plans to the Board of Trustees at least quarterly for its review. The Reports shall detail the amount of all payments made under a plan, the purpose for which the payments were made and the identity of each recipient of a payment. The reports on the Class B Plan and Class C Plan shall also include the Distributor’s distribution costs for that quarter and in the case of the Class B plan the amount of those costs for previous fiscal periods that are unreimbursed. Those reports are subject to the review and approval of the Independent Trustees.

        Each Plan states that while it is in effect, the selection and nomination of those Trustees of the Fund who are not “interested persons” of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in the selection and nomination process as long as the final decision as to selection or nomination is approved by a majority of the Independent Trustees.

        Under the plan for a class, no payment will be made to any recipient in any quarter in which the aggregate net asset value of all Fund shares of that class held by the recipient for itself and its customers does not exceed a minimum amount, if any, that may be set from time to time by a majority of the Independent Trustees. The Board of Trustees has set no minimum amount of assets to qualify for payments under the plans.

o Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions (they are referred to as “recipients”) for personal services and account maintenance services they provide for their customers who hold Class A shares. The services include, among others, answering customer inquiries about the Fund, assisting in establishing and maintaining accounts in the Fund, making the Fund’s investment plans available and providing other services at the request of the Fund or the Distributor. While the plan permits the Board to authorize payments to the Distributor to reimburse itself for services under the plan, the Board has not yet done so. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares held in the accounts of the recipients or their customers.

        For the fiscal period ended July 31, 2001, payments under the Class A Plan totaled $_____, of which all was paid by the Distributor to recipients. That included $_____ paid to an affiliate of the Distributor’s parent company. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years. The Distributor may not use payments received under the Class A Plan to pay any of its interest expenses, carrying charges, or other financial costs, or allocation of overhead.

o Class B, Class C and Class N Service and Distribution Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The plans provide for the Distributor to be compensated at a flat rate, whether the Distributor’s distribution expenses are more or less than the amounts paid by the Fund under the plans during the period for which the fee is paid. The types of services that Recipients provide are similar to the services provided under the Class A service plan, described above.

        The Class B, Class C and Class N Plans permit the Distributor to retain both the asset-based sales charges and the service fees or to pay recipients the service fee on a quarterly basis, without payment in advance. However, the Distributor currently intends to pay the service fee to recipients in advance for the first year after the shares are purchased. After the first year shares are outstanding, the Distributor makes service fee payments quarterly on those shares. The advance payment is based on the net asset value of shares sold. Shares purchased by exchange do not qualify for the advance service fee payment. If Class B, Class C or Class N shares are redeemed during the first year after their purchase, the recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

        The Distributor retains the asset-based sales charge on Class B and Class N shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. It pays the asset-based sales charge as an ongoing concession to the recipient on Class C shares outstanding for a year or more. If a dealer has a special agreement with the Distributor, the Distributor will pay the Class B, Class C and/or Class N service fee and the asset-based sales charge to the dealer quarterly in lieu of paying the sales concessions and service fee in advance at the time of purchase.

        The asset-based sales charges on Class B, Class C and Class N shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares. The Fund pays the asset-based sales charges to the Distributor for its services rendered in distributing Class B, Class C and Class N shares. The payments are made to the Distributor in recognition that the Distributor:

o pays sales concessions to authorized brokers and dealers at the time of sale and pays service fees as described above, o may finance payment of sales concessions and/or the advance of the service fee payment to recipients under the plans, or may provide such financing from its own resources or from the resources of an affiliate, o employs personnel to support distribution of Class B, Class C and Class N shares, and

o	bears the costs of sales literature, advertising and prospectuses (other than those furnished to current shareholders) and state “blue sky” registration fees and certain other distribution expenses.

        The Distributor’s actual expenses in selling Class B, Class C and Class N shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B, Class C or Class N plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated.

--------------------------------------------------------------------------------------------------------------------
                    Distribution Fees Paid to the Distributor in the Fiscal Year Ended 7/31/01
--------------------------------------------------------------------------------------------------------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
                                                                         Distributor's            Distributor's
                                                                           Aggregate              Unreimbursed
                                Total                Amount               Unreimbursed            Expenses as %
                              Payments            Retained by               Expenses              of Net Assets
                             Under Plan           Distributor              Under Plan               of Class
------------------------ -------------------- --------------------- ------------------------- ----------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
Class B Plan                      $                    $                       $                        %
------------------------ -------------------- --------------------- ------------------------- ----------------------
------------------------ -------------------- --------------------- ------------------------- ----------------------
Class C Plan                      $                    $                       $                        %
------------------------ -------------------- --------------------- ------------------------- ----------------------

        All payments under the Class B, Class C and the Class N plans are subject to the limitations imposed by the Conduct Rules of the National Association of Securities Dealers, Inc. on payments of asset-based sales charges and service fees.

Performance of the Fund

Explanation of Performance Terminology. The Fund uses a variety of terms to illustrate its investment performance. Those terms include “cumulative total return,” “average annual total return,” “average annual total return at net asset value” and “total return at net asset value.” An explanation as of how total returns are calculated is set forth below. The charts below show the Fund’s performance of the Fund’s most recent fiscal year end. You can obtain current performance as information by calling the Fund’s Transfer Agent at 1.800.525.7048 or by visiting the OppenheimerFunds Internet web site at http://www.oppenheimerfunds.com.

        The Fund’s illustrations of its performance data in advertisements must comply with rules of the Securities and Exchange Commission. Those rules describe the types of performance data that may be used and how it is to be calculated. In general, any advertisement by the Fund of its performance data must include the average annual total returns for the advertised class of shares of the Fund. Those returns must be shown for the 1-, 5- and 10-year periods (or the life of the class, if less) ending as of the most recently ended calendar quarter prior to the publication of the advertisement (or its submission for publication).

        Use of standardized performance calculations enables an investor to compare the Fund’s performance to the performance of other funds for the same periods. However, a number of factors should be considered before using the Fund’s performance information as a basis for comparison with other investments:

        Total returns measure the performance of a hypothetical account in the Fund over various periods and do not show the performance of each shareholder’s account. Your account’s performance will vary from the model performance data if your dividends are received in cash, or you buy or sell shares during the period, or you bought your shares at a different time and price than the shares used in the model.

o The Fund’s performance returns do not reflect the effect of taxes on dividends and capital gains distributions. o An investment in the Fund is not insured by the FDIC or any other government agency. o The principal value of the Fund’s shares and total returns are not guaranteed and normally will fluctuate on a daily basis. o When an investor’s shares are redeemed, they may be worth more or less than their original cost. o Total returns for any given past period represent historical performance information and are not, and should not be considered, a prediction of future returns.

        The performance of each class of shares is shown separately, because the performance of each class of shares will usually be different. That is because of the different kinds of expenses each class bears. The total returns of each class of shares of the Fund are affected by market conditions, the quality of the Fund’s investments, the maturity of debt investments, the types of investments the Fund holds, and its operating expenses that are allocated to the particular class.

o Total Return Information. There are different types of “total returns” to measure the Fund’s performance. Total return is the change in value of a hypothetical investment in the Fund over a given period, assuming that all dividends and capital gains distributions are reinvested in additional shares and that the investment is redeemed at the end of the period. Because of differences in expenses for each class of shares, the total returns for each class are separately measured. The cumulative total return measures the change in value over the entire period (for example, ten years). An average annual total return shows the average rate of return for each year in a period that would produce the cumulative total return over the entire period. However, average annual total returns do not show actual year-by-year performance. The Fund uses standardized calculations for its total returns as prescribed the SEC. The methodology is discussed below.

        In calculating total returns for Class A shares, the current maximum sales charge of 5.75% (as a percentage of the offering price) is deducted from the initial investment (“P”) (unless the return is shown without sales charge, as described below). For Class B shares, payment of the applicable contingent deferred sales charge is applied, depending on the period for which the return is shown: 5.0% in the first year, 4.0% in the second year, 3.0% in the third and fourth years, 2.0% in the fifth year, 1.0% in the sixth year and none thereafter. For Class C shares, the 1% contingent deferred sales charge is deducted for returns for the 1-year period. There is no sales charge for Class Y shares.

o Average Annual Total Return. The “average annual total return” of each class is an average annual compounded rate of return for each year in a specified number of years. It is the rate of return based on the change in value of a hypothetical initial investment of $1,000 (“P” in the formula below) held for a number of years (“n” in the formula) to achieve an Ending Redeemable Value (“ERV” in the formula) of that investment, according to the following formula:

--------------------------------------------------------------------------------------------------------------------------------------- [OBJECT OMITTED] ---------------------------------------------------------------------------------------------------------------------------------------

o Cumulative Total Return. The “cumulative total return” calculation measures the change in value of a hypothetical investment of $1,000 over an entire period of years. Its calculation uses some of the same factors as average annual total return, but it does not average the rate of return on an annual basis. Cumulative total return is determined as follows:

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o Total Returns at Net Asset Value. From time to time the Fund may also quote a cumulative or an average annual total return “at net asset value” (without deducting sales charges) for Class A, Class B, Class C or Class N shares. Each is based on the difference in net asset value per share at the beginning and the end of the period for a hypothetical investment in that class of shares (without considering front-end or contingent deferred sales charges) and takes into consideration the reinvestment of dividends and capital gains distributions.

-----------------------------------------------------------------------------------------------------------------------
                                The Fund's Total Returns for the Periods Ended 7/31/01
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--------------- --------------------------- ---------------------------------------------------------------------------
Class of         Cumulative Total Returns                          Average Annual Total Returns
Shares
--------------- --------------------------- ---------------------------------------------------------------------------
--------------- --------------------------- ----------------------- --------------------------- -----------------------
                (10 Years of life of               1 - Year              5 - Year or Life         10 - Year or Life
                class)
--------------- --------------------------- ----------------------- --------------------------- -----------------------
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
                After Sales     Without      Without    After         Without     After Sales    Without    After
                  Charge         Sales        Sales       Sales        Sales         Charge       Sales       Sales
                   (MOP)        Charge        Charge      Charge       Charge        (NAV)        Charge      Charge
                                 (NAV)        (MOP)       (NAV)        (MOP)                      (MOP)       (NAV)
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
Class A            %(1)          %(1)           %           %           %(1)          %(1)         N/A         N/A
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
Class B            %(2)          %(2)           %           %           %(2)          %(2)         N/A         N/A
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
Class C            %(3)          %(3)           %           %           %(3)          %(3)         N/A         N/A
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
Class N            %(4)          %(4)          N/A         N/A          N/A           N/A          N/A         N/A
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
Class Y            %(5)          %(5)           %           %           %(5)          %(5)         N/A         N/A
--------------- ------------ -------------- ----------- ----------- ------------- ------------- ----------- -----------
1.       Inception of Class A:      12/17/98
2.       Inception of Class B:      3/1/99
3.   Inception of Class C: 3/1/99
4.   Inception of Class N: 3/01/01
5.   Inception of Class Y: 12/17/98

Other Performance Comparisons. The Fund compares its performance annually to that of an appropriate broadly-based market index in its Annual Report to shareholders. You can obtain that information by contacting the Transfer Agent at the addresses or telephone numbers shown on the cover of this Statement of Additional Information. The Fund may also compare its performance to that of other investments, including other mutual funds, or use rankings of its performance by independent ranking entities. Examples of these performance comparisons are set forth below.

o Lipper Rankings. From time to time the Fund may publish the ranking of the performance of its classes of shares by Lipper Analytical Services, Inc. Lipper is a widely-recognized independent mutual fund monitoring service. Lipper monitors the performance of regulated investment companies, including the Fund, and ranks their performance for various periods based on categories relating to investment objectives. The Lipper performance rankings are based on total returns that include the reinvestment of capital gain distributions and income dividends but do not take sales charges or taxes into consideration. Lipper also publishes “peer-group” indices of the performance of all mutual funds in a category that it monitors and averages of the performance of the funds in particular categories.

o Morningstar Rankings. From time to time the Fund may publish the star ranking of the performance of its classes of shares by Morningstar, Inc., an independent mutual fund monitoring service. Morningstar ranks mutual funds in broad investment categories: domestic stock funds, international stock funds, taxable bond funds and municipal bond funds. The Fund is ranked among international stock funds.

        Morningstar star rankings are based on risk-adjusted total investment return. Investment return measures a fund’s (or class’s) one-, three-, five- and ten-year average annual total returns (depending on the inception of the fund or class) in excess of 90-day U.S. Treasury bill returns after considering the fund’s sales charges and expenses. Risk measures a fund’s (or class’s) performance below 90-day U.S. Treasury bill returns. Risk and investment return are combined to produce star rankings reflecting performance relative to the average fund in a fund’s category. Five stars is the “highest” ranking (top 10% of funds in a category), four stars is “above average” (next 22.5%), three stars is “average” (next 35%), two stars is “below average” (next 22.5%) and one star is “lowest” (bottom 10%). The current star ranking is the fund’s (or class’s) 3-year ranking or its combined 3- and 5-year ranking (weighted 60%/40% respectively), or its combined 3-, 5-, and 10-year ranking (weighted 40%, 30% and 30%, respectively), depending on the inception date of the fund (or class). Rankings are subject to change monthly.

        The Fund may also compare its performance to that of other funds in its Morningstar category. In addition to its star rankings, Morningstar also categorizes and compares a fund’s 3-year performance based on Morningstar’s classification of the fund’s investments and investment style, rather than how a fund defines its investment objective. Morningstar’s four broad categories (domestic equity, international equity, municipal bond and taxable bond) are each further subdivided into categories based on types of investments and investment styles. Those comparisons by Morningstar are based on the same risk and return measurements as its star rankings but do not consider the effect of sales charges.

o Performance Rankings and Comparisons by Other Entities and Publications. From time to time the Fund may include in its advertisements and sales literature performance information about the Fund cited in newspapers and other periodicals such as The New York Times, The Wall Street Journal, Barron’s, or similar publications. That information may include performance quotations from other sources, including Lipper and Morningstar. The performance of the Fund’s classes of shares may be compared in publications to the performance of various market indices or other investments, and averages, performance rankings or other benchmarks prepared by recognized mutual fund statistical services.

        Investors may also wish to compare the returns on the Fund’s share classes to the return on fixed-income investments available from banks and thrift institutions. Those include certificates of deposit, ordinary interest-paying checking and savings accounts, and other forms of fixed or variable time deposits, and various other instruments such as Treasury bills. However, the Fund’s returns and share price are not guaranteed or insured by the FDIC or any other agency and will fluctuate daily, while bank depository obligations may be insured by the FDIC and may provide fixed rates of return. Repayment of principal and payment of interest on Treasury securities is backed by the full faith and credit of the U.S. government.

        From time to time, the Fund may publish rankings or ratings of the Manager or Transfer Agent, and of the investor services provided by them to shareholders of the Oppenheimer funds, other than performance rankings of the Oppenheimer funds themselves. Those ratings or rankings of shareholder and investor services by third parties may include comparisons of their services to those provided by other mutual fund families selected by the rating or ranking services. They may be based upon the opinions of the rating or ranking service itself, using its research or judgment, or based upon surveys of investors, brokers, shareholders or others.

        From time to time the Fund may include in its advertisements and sales literature the total return performance of a hypothetical investment account that includes shares of the fund and other Oppenheimer funds. The combined account may be part of an illustration of an asset allocation model or similar presentation. The account performance may combine total return performance of the fund and the total return performance of other Oppenheimer funds included in the account. Additionally, from time to time, the Fund’s advertisements and sales literature may include, for illustrative or comparative purposes, statistical data or other information about general or specific market and economic conditions. That may include, for example, o information about the performance of certain securities or commodities markets or segments of those markets, o information about the performance of the economies of particular countries or regions, o the earnings of companies included in segments of particular industries, sectors, securities markets, countries or regions, o the availability of different types of securities or offerings of securities, o information relating to the gross national or gross domestic product of the United States or other countries or regions, o comparisons of various market sectors or indices to demonstrate performance, risk, or other characteristics of the Fund.

--------------------------------------------------------------------------------------------------------------------------------------- ABOUT YOUR ACCOUNT ---------------------------------------------------------------------------------------------------------------------------------------

How to Buy Shares

        Additional information is presented below about the methods that can be used to buy shares of the Fund. Appendix B contains more information about the special sales charge arrangements offered by the Fund, and the circumstances in which sales charges may be reduced or waived for certain classes of investors.

AccountLink. When shares are purchased through AccountLink, each purchase must be at least $25. Shares will be purchased two regular business days following the regular business day you instruct the Distributor to initiate the Automated Clearing House (“ACH”) transfer to buy the shares. That instruction must be received prior to the close of The New York Stock Exchange that day. Dividends will begin to accrue on shares purchased with the proceeds of ACH transfers on the business day after the shares are purchased. The Exchange normally closes at 4:00 P.M., but may close earlier on certain days. The proceeds of ACH transfers are normally received by the Fund 3 days after the transfers are initiated. If the proceeds of the ACH transfer are not received on a timely basis, the Distributor reserves the right to cancel the purchase order. The Distributor and the Fund are not responsible for any delays in purchasing shares resulting from delays in ACH transmissions.

Reduced Sales Charges. As discussed in the Prospectus, a reduced sales charge rate may be obtained for Class A shares under Right of Accumulation and Letters of Intent because of the economies of sales efforts and reduction in expenses realized by the Distributor, dealers and brokers making such sales. No sales charge is imposed in certain other circumstances described in Appendix B to this Statement of Additional Information because the Distributor or dealer or broker incurs little or no selling expenses.

        Right of Accumulation. To qualify for the lower sales charge rates that apply to larger purchases of Class A shares, you and your spouse can add together: o Class A, Class B and Class N shares you purchase for your individual accounts (including IRAs and 403(b) plans), or for your joint accounts, or for trust or custodial accounts on behalf of your children who are minors, and o Current purchases of Class A, Class B and Class N shares of the Fund and other Oppenheimer funds to reduce the sales charge rate that applies to current purchases of Class A shares, and
o	Class A, Class B and Class N shares of Oppenheimer funds you previously purchased subject to an initial or contingent deferred sales charge to reduce the sales charge rate for current purchases of Class A shares, provided that you still hold your investment in one of the Oppenheimer funds.

        A fiduciary can count all shares purchased for a trust, estate or other fiduciary account (including one or more employee benefit plans of the same employer) that has multiple accounts. The Distributor will add the value, at current offering price, of the shares you previously purchased and currently own to the value of current purchases to determine the sales charge rate that applies. The reduced sales charge will apply only to current purchases. You must request it when you buy shares.

o The Oppenheimer Funds. The Oppenheimer funds are those mutual funds for which the Distributor acts as the distributor or the sub-distributor and currently include the following:
Oppenheimer Bond Fund                                         Oppenheimer Multiple Strategies Fund
Oppenheimer California Municipal Fund                         Oppenheimer Municipal Bond Fund
Oppenheimer Capital Appreciation Fund                         Oppenheimer New York Municipal Fund
Oppenheimer Capital Preservation Fund                         Oppenheimer New Jersey Municipal Fund
Oppenheimer Capital Income Fund                               Oppenheimer Pennsylvania Municipal Fund
Oppenheimer Champion Income Fund                              Oppenheimer Quest Balanced Value Fund
Oppenheimer Concentrated Growth Fund                          Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Convertible Securities Fund                       Oppenheimer Quest Global Value Fund, Inc.
Oppenheimer Developing Markets Fund                           Oppenheimer Quest Opportunity Value Fund
Oppenheimer Disciplined Allocation Fund                       Oppenheimer Quest Value Fund, Inc.
Oppenheimer Discovery Fund                                    Oppenheimer Real Asset Fund
Oppenheimer Emerging Growth Fund                              Oppenheimer Senior Floating Rate Fund
Oppenheimer Emerging Technologies Fund                        Oppenheimer Small Cap Value Fund
Oppenheimer Enterprise Fund                                   Oppenheimer Special Value Fund
Oppenheimer Europe Fund                                       Oppenheimer Strategic Income Fund
Oppenheimer Florida Municipal Fund                            Oppenheimer Total Return Fund, Inc.
Oppenheimer Global Fund                                       Oppenheimer Trinity Core Fund
Oppenheimer Global Growth and Income Fund                     Oppenheimer Trinity Large Cap Growth Fund
Oppenheimer Gold and Special Minerals Fund                    Oppenheimer Trinity Value Fund
Oppenheimer Growth Fund                                       Oppenheimer U.S. Government Trust
Oppenheimer High Yield Fund                                   Oppenheimer Value Fund
Oppenheimer Intermediate Municipal Fund                       Limited-Term New York Municipal Fund
Oppenheimer International Bond Fund                           Rochester Fund Municipals
Oppenheimer International Growth Fund                         OSM1- Gartmore Millennium Growth Fund
Oppenheimer International Small Company Fund                  OSM1 - Jennison Growth Fund
Oppenheimer Limited-Term Government Fund                      OSM1 - Mercury Advisors S and P 500 Index
Oppenheimer Main Street Growth and Income Fund                OSM1 - Mercury Advisors Focus Growth Fund
Oppenheimer Main Street Opportunity Fund                      OSM1 - QM Active Balanced Fund
Oppenheimer Main Street Small Cap Fund                        OSM1 - Salomon Brothers Capital Fund
Oppenheimer MidCap Fund
and the following money market funds:

Centennial America Fund, L. P.                                Centennial New York Tax Exempt Trust
Centennial California Tax Exempt Trust                        Centennial Tax Exempt Trust
Centennial Government Trust                                   Oppenheimer Cash Reserves
Centennial Money Market Trust                                 Oppenheimer Money Market Fund, Inc.

1 - "OSM" is Oppenheimer Select Managers

        There is an initial sales charge on the purchase of Class A shares of each of the Oppenheimer funds except the money market funds. Under certain circumstances described in this Statement of Additional Information, redemption proceeds of certain money market fund shares may be subject to a contingent deferred sales charge.

Letters of Intent. Under a Letter of Intent, if you purchase Class A shares or Class A and Class B shares of the Fund and other Oppenheimer funds during a 13-month period, you can reduce the sales charge rate that applies to your purchases of Class A shares. The total amount of your intended purchases of both Class A and Class B shares will determine the reduced sales charge rate for the Class A shares purchased during that period. You can include purchases made up to 90 days before the date of the Letter.

        A Letter of Intent is an investor’s statement in writing to the Distributor of the intention to purchase Class A shares or Class A and Class B shares of the Fund (and other Oppenheimer funds) during a 13-month period (the “Letter of Intent period”). At the investor’s request, this may include purchases made up to 90 days prior to the date of the Letter. The Letter states the investor’s intention to make the aggregate amount of purchases of shares which, when added to the investor’s holdings of shares of those funds, will equal or exceed the amount specified in the Letter. Purchases made by reinvestment of dividends or distributions of capital gains and purchases made at net asset value without sales charge do not count toward satisfying the amount of the Letter.

        A Letter enables an investor to count the Class A and Class B shares purchased under the Letter to obtain the reduced sales charge rate on purchases of Class A shares of the Fund (and other Oppenheimer funds) that applies under the Right of Accumulation to current purchases of Class A shares. Each purchase of Class A shares under the Letter will be made at the offering price (including the sales charge) that applies to a single lump-sum purchase of shares in the amount intended to be purchased under the Letter.

        In submitting a Letter, the investor makes no commitment to purchase shares. However, if the investor’s purchases of shares within the Letter of Intent period, when added to the value (at offering price) of the investor’s holdings of shares on the last day of that period, do not equal or exceed the intended purchase amount, the investor agrees to pay the additional amount of sales charge applicable to such purchases. That amount is described in “Terms of Escrow,” below (those terms may be amended by the Distributor from time to time). The investor agrees that shares equal in value to 5% of the intended purchase amount will be held in escrow by the Transfer Agent subject to the Terms of Escrow. Also, the investor agrees to be bound by the terms of the Prospectus, this Statement of Additional Information and the Application used for a Letter of Intent. If those terms are amended, as they may be from time to time by the Fund, the investor agrees to be bound by the amended terms and that those amendments will apply automatically to existing Letters of Intent.

        If the total eligible purchases made during the Letter of Intent period do not equal or exceed the intended purchase amount, the concessions previously paid to the dealer of record for the account and the amount of sales charge retained by the Distributor will be adjusted to the rates applicable to actual total purchases. If total eligible purchases during the Letter of Intent period exceed the intended purchase amount and exceed the amount needed to qualify for the next sales charge rate reduction set forth in the Prospectus, the sales charges paid will be adjusted to the lower rate. That adjustment will be made only if and when the dealer returns to the Distributor the excess of the amount of concessions allowed or paid to the dealer over the amount of concessions that apply to the actual amount of purchases. The excess concessions returned to the Distributor will be used to purchase additional shares for the investor’s account at the net asset value per share in effect on the date of such purchase, promptly after the Distributor’s receipt thereof.

        The Transfer Agent will not hold shares in escrow for purchases of shares of the Fund and other Oppenheimer funds by OppenheimerFunds prototype 401(k) plans under a Letter of Intent. If the intended purchase amount under a Letter of Intent entered into by an OppenheimerFunds prototype 401(k) plan is not purchased by the plan by the end of the Letter of Intent period, there will be no adjustment of concessions paid to the broker-dealer or financial institution of record for accounts held in the name of that plan.

        In determining the total amount of purchases made under a Letter, shares redeemed by the investor prior to the termination of the Letter of Intent period will be deducted. It is the responsibility of the dealer of record and/or the investor to advise the Distributor about the Letter in placing any purchase orders for the investor during the Letter of Intent period. All of such purchases must be made through the Distributor.

o Terms of Escrow That Apply to Letters of Intent.

        1. Out of the initial purchase (or subsequent purchases if necessary) made pursuant to a Letter, shares of the Fund equal in value up to 5% of the intended purchase amount specified in the Letter shall be held in escrow by the Transfer Agent. For example, if the intended purchase amount is $50,000, the escrow shall be shares valued in the amount of $2,500 (computed at the public offering price adjusted for a $50,000 purchase). Any dividends and capital gains distributions on the escrowed shares will be credited to the investor’s account.

        2. If the total minimum investment specified under the Letter is completed within the thirteen-month Letter of Intent period, the escrowed shares will be promptly released to the investor.

        3. If, at the end of the thirteen-month Letter of Intent period the total purchases pursuant to the Letter are less than the intended purchase amount specified in the Letter, the investor must remit to the Distributor an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. That sales charge adjustment will apply to any shares redeemed prior to the completion of the Letter. If the difference in sales charges is not paid within twenty days after a request from the Distributor or the dealer, the Distributor will, within sixty days of the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Full and fractional shares remaining after such redemption will be released from escrow. If a request is received to redeem escrowed shares prior to the payment of such additional sales charge, the sales charge will be withheld from the redemption proceeds.

4. By signing the Letter, the investor irrevocably constitutes and appoints the Transfer Agent as attorney-in-fact to surrender for redemption any or all escrowed shares. 5. The shares eligible for purchase under the Letter (or the holding of which may be counted toward completion of a Letter) include:
(a) Class A shares sold with a front-end sales charge or subject to a Class A contingent deferred sales charge, (b) Class B shares of other Oppenheimer funds acquired subject to a contingent deferred sales charge, and (c) Class A or Class B shares acquired by exchange of either (1) Class A shares of one of the other Oppenheimer funds that were acquired subject to a Class A initial or contingent deferred sales charge or (2) Class B shares of one of the other Oppenheimer funds that were acquired subject to a contingent deferred sales charge.

        6. Shares held in escrow hereunder will automatically be exchanged for shares of another fund to which an exchange is requested, as described in the section of the Prospectus entitled “How to Exchange Shares” and the escrow will be transferred to that other fund.

Asset Builder Plans. To establish an Asset Builder Plan to buy shares directly from a bank account, you must enclose a check (the minimum is $25) for the initial purchase with your application. Shares purchased by Asset Builder Plan payments from bank accounts are subject to the redemption restrictions for recent purchases described in the Prospectus. Asset Builder Plans are available only if your bank is an ACH member. Asset Builder Plans may not be used to buy shares for OppenheimerFunds-sponsored qualified retirement accounts offered by employers to their employees. Asset Builder Plans also enable shareholders of Oppenheimer Cash Reserves to use their account in that fund to make monthly automatic purchases of shares of up to four other Oppenheimer funds.

        To make automatic payments to purchase shares of the Fund, your bank account normally will be debited two business days prior to the investment dates you selected on your Application. Neither the Distributor, the Transfer Agent nor the Fund shall be responsible for any delays in purchasing shares that result from delays in ACH transmissions.

        Before you establish Asset Builder payments, you should obtain a prospectus of the selected fund(s) from your financial advisor (or the Distributor) and request an application from the Distributor. Complete the application and return it. You may change the amount of your Asset Builder payment or your can terminate these automatic investments at any time by writing to the Transfer Agent. The Transfer Agent requires a reasonable period (approximately 10 days) after receipt of your instructions to implement them. The Fund reserves the right to amend, suspend, or discontinue offering Asset Builder plans at any time without prior notice.

Retirement Plans. Certain types of Retirement Plans are entitled to purchase shares of the Fund without sales charge or at reduced sales charge rates, as described in Appendix B to this Statement of Additional Information. Certain special sales charge arrangements described in that Appendix apply to retirement plans whose records are maintained on a daily valuation basis by Merrill Lynch Pierce Fenner & Smith, Inc. or an independent record keeper that has a contract or special arrangement with Merrill Lynch. If on the date the plan sponsor signed the Merrill Lynch record keeping service agreement the plan has less than $3 million in assets (other than assets invested in money market funds) invested in applicable investments, then the retirement plan may purchase only Class B shares of the Oppenheimer funds. Any retirement plans in that category that currently invest in Class B shares of the Fund will have their Class B shares converted to Class A shares of the Fund when the plan’s applicable investments reach $5 million.

Cancellation of Purchase Orders. Cancellation of purchase orders for the Fund’s shares (for example, when a purchase check is returned to the Fund unpaid) causes a loss to be incurred when the net asset value of the Fund’s shares on the cancellation date is less than on the purchase date. That loss is equal to the amount of the decline in the net asset value per share multiplied by the number of shares in the purchase order. The investor is responsible for that loss. If the investor fails to compensate the Fund for the loss, the Distributor will do so. The Fund may reimburse the Distributor for that amount by redeeming shares from any account registered in that investor’s name, or the Fund or the Distributor may seek other redress.

Classes of Shares. Each class of shares of the Fund represents an interest in the same portfolio of investments of the Fund. However, each class has different shareholder privileges and features. The net income attributable to Class B, Class C or Class N shares and the dividends payable on Class B, Class C or Class N shares will be reduced by incremental expenses borne solely by that class. Those expenses include the asset-based sales charges to which Class B and Class C are subject.

        The availability of different classes of shares permits an investor to choose the method of purchasing shares that is more appropriate for the investor. That may depend on the amount of the purchase, the length of time the investor expects to hold shares, and other relevant circumstances. Class A shares normally are sold subject to an initial sales charge. While Class B, Class C and Class N shares have no initial sales charge, the purpose of the deferred sales charge and asset-based sales charge on Class B, Class C and Class N shares is the same as that of the initial sales charge on Class A shares – to compensate the Distributor and brokers, dealers and financial institutions that sell shares of the Fund. A salesperson who is entitled to receive compensation from his or her firm for selling Fund shares may receive different levels of compensation for selling one class of shares than another.

        The Distributor will not accept any order in the amount of $500,000 or more for Class B shares or $1 million or more for Class C shares on behalf of a single investor (not including dealer “street name” or omnibus accounts). That is because generally it will be more advantageous for that investor to purchase Class A shares of the Fund.

o Class B Conversion. Under current interpretations of applicable federal income tax law by the Internal Revenue Service, the conversion of Class B shares to Class A shares after six years is not treated as a taxable event for the shareholder. If those laws or the IRS interpretation of those laws should change, the automatic conversion feature may be suspended. In that event, no further conversions of Class B shares would occur while that suspension remained in effect. Although Class B shares could then be exchanged for Class A shares on the basis of relative net asset value of the two classes, without the imposition of a sales charge or fee, such exchange could constitute a taxable event for the shareholder, and absent such exchange, Class B shares might continue to be subject to the asset-based sales charge for longer than six years.

o Availability of Class N Shares. In addition to the description of the types of retirement plans which may purchase Class N shares contained in the prospectus, Class N shares also are offered to the following:

o to all rollover IRAs, o to all direct rollovers from OppenheimerFunds-sponsored Pinnacle and Ascender retirement plans, o to all trustee-to-trustee IRA transfers, o to all 90-24 type 403(b) transfers, o to Group Retirement Plans (as defined in Appendix _ to this Statement of Additional Information) which have entered into a special agreement with the Distributor for that purpose,
o	to Retirement Plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, the recordkeeper or the plan sponsor for which has entered into a special agreement with the Distributor,

o to Retirement Plans of a plan sponsor where the aggregate assets of all such plans invested in the Oppenheimer funds is $500,000 or more,
o	to OppenheimerFunds-sponsored Ascender 401(k) plans that pay for the purchase with the redemption proceeds of Class A shares of one or more Oppenheimer funds.

o Allocation of Expenses. The Fund pays expenses related to its daily operations, such as custodian fees, Trustees’ fees, transfer agency fees, legal fees and auditing costs. Those expenses are paid out of the Fund’s assets and are not paid directly by shareholders. However, those expenses reduce the net asset value of shares, and therefore are indirectly borne by shareholders through their investment.

        The methodology for calculating the net asset value, dividends and distributions of the Fund’s share classes recognizes two types of expenses. General expenses that do not pertain specifically to any one class are allocated pro rata to the shares of all classes. The allocation is based on the percentage of the Fund’s total assets that is represented by the assets of each class, and then equally to each outstanding share within a given class. Such general expenses include management fees, legal, bookkeeping and audit fees, printing and mailing costs of shareholder reports, Prospectuses, Statements of Additional Information and other materials for current shareholders, fees to unaffiliated Trustees, custodian expenses, share issuance costs, organization and start-up costs, interest, taxes and brokerage concessions, and non-recurring expenses, such as litigation costs.

        Other expenses that are directly attributable to a particular class are allocated equally to each outstanding share within that class. Examples of such expenses include distribution and service plan (12b-1) fees, transfer and shareholder servicing agent fees and expenses, and shareholder meeting expenses (to the extent that such expenses pertain only to a specific class).

Determination of Net Asset Values Per Share. The net asset values per share of each class of shares of the Fund are determined as of the close of business of The New York Stock Exchange on each day that the Exchange is open. The calculation is done by dividing the value of the Fund’s net assets attributable to a class by the number of shares of that class that are outstanding. The Exchange normally closes at 4:00 P.M., New York time, but may close earlier on some other days (for example, in case of weather emergencies or on days falling before a holiday). The Exchange’s most recent annual announcement (which is subject to change) states that it will close on New Year’s Day, Presidents’ Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. It may also close on other days.

        Dealers other than Exchange members may conduct trading in certain securities on days on which the Exchange is closed (including weekends and holidays) or after 4:00 P.M. on a regular business day. The Fund’s net asset values will not be calculated on those days, and the values of some of the Fund’s portfolio securities may change significantly on those days, when shareholders may not purchase or redeem shares. Additionally, trading on European and Asian stock exchanges and over-the-counter markets normally is completed before the close of The New York Stock Exchange.

        Changes in the values of securities traded on foreign exchanges or markets as a result of events that occur after the prices of those securities are determined, but before the close of The New York Stock Exchange, will not be reflected in the Fund’s calculation of its net asset values that day unless the Board of Trustees determines that the event is likely to effect a material change in the value of the security. The Manager may make that determination, under procedures established by the Board.

o Securities Valuation. The Fund's Board of Trustees has established procedures for the valuation of the Fund's securities. In general those procedures are as follows: o Equity securities traded on a U.S. securities exchange or on NASDAQ are valued as follows:
(1) if last sale information is regularly reported, they are valued at the last reported sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, on that day, or (2) if last sale information is not available on a valuation date, they are valued at the last reported sale price preceding the valuation date if it is within the spread of the closing “bid” and “asked” prices on the valuation date or, if not, at the closing “bid” price on the valuation date.

o Equity securities traded on a foreign securities exchange generally are valued in one of the following ways: (1) at the last sale price available to the pricing service approved by the Board of Trustees, or (2) at the last sale price obtained by the Manager from the report of the principal exchange on which the security is traded at its last trading session on or immediately before the valuation date, or
(3)	at the mean between the “bid” and “asked” prices obtained from the principal exchange on which the security is traded or, on the basis of reasonable inquiry, from two market makers in the security.

o	Long-term debt securities having a remaining maturity in excess of 60 days are valued based on the mean between the “bid” and “asked” prices determined by a portfolio pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry.

o	The following securities are valued at the mean between the “bid” and “asked” prices determined by a pricing service approved by the Fund’s Board of Trustees or obtained by the Manager from two active market makers in the security on the basis of reasonable inquiry:

(1) debt instruments that have a maturity of more than 397 days when issued,

(2) debt instruments that had a maturity of 397 days or less when issued and have a remaining maturity of more than 60 days, and (3) non-money market debt instruments that had a maturity of 397 days or less when issued and which have a remaining maturity of

60 days or less.

o The following securities are valued at cost, adjusted for amortization of premiums and accretion of discounts: (1) money market debt securities held by a non-money market fund that had a maturity of less than 397 days when issued that have a remaining maturity of 60 days or less, and

(2) debt instruments held by a money market fund that have a remaining maturity of 397 days or less. o Securities (including restricted securities) not having readily-available market quotations are valued at fair value determined under the Board’s procedures. If the Manager is unable to locate two market makers willing to give quotes, a security may be priced at the mean between the “bid” and “asked” prices provided by a single active market maker (which in certain cases may be the “bid” price if no “asked” price is available).

        In the case of U.S. government securities, mortgage-backed securities, corporate bonds and foreign government securities, when last sale information is not generally available, the Manager may use pricing services approved by the Board of Trustees. The pricing service may use “matrix” comparisons to the prices for comparable instruments on the basis of quality, yield, maturity. Other special factors may be involved (such as the tax-exempt status of the interest paid by municipal securities). The Manager will monitor the accuracy of the pricing services. That monitoring may include comparing prices used for portfolio valuation to actual sales prices of selected securities.

        The closing prices in the London foreign exchange market on a particular business day that are provided to the Manager by a bank, dealer or pricing service that the Manager has determined to be reliable are used to value foreign currency, including forward contracts, and to convert to U.S. dollars securities that are denominated in foreign currency.

        Puts, calls, and futures are valued at the last sale price on the principal exchange on which they are traded or on NASDAQ, as applicable, as determined by a pricing service approved by the Board of Trustees or by the Manager. If there were no sales that day, they shall be valued at the last sale price on the preceding trading day if it is within the spread of the closing “bid” and “asked” prices on the principal exchange or on NASDAQ on the valuation date. If not, the value shall be the closing bid price on the principal exchange or on NASDAQ on the valuation date. If the put, call or future is not traded on an exchange or on NASDAQ, it shall be valued by the mean between “bid” and “asked” prices obtained by the Manager from two active market makers. In certain cases that may be at the “bid” price if no “asked” price is available.

        When the Fund writes an option, an amount equal to the premium received is included in the Fund’s Statement of Assets and Liabilities as an asset. An equivalent credit is included in the liability section. The credit is adjusted (“marked-to-market”) to reflect the current market value of the option. In determining the Fund’s gain on investments, if a call or put written by the Fund is exercised, the proceeds are increased by the premium received. If a call or put written by the Fund expires, the Fund has a gain in the amount of the premium. If the Fund enters into a closing purchase transaction, it will have a gain or loss, depending on whether the premium received was more or less than the cost of the closing transaction. If the Fund exercises a put it holds, the amount the Fund receives on its sale of the underlying investment is reduced by the amount of premium paid by the Fund.

How to Sell Shares

Information on how to sell shares of the Fund is stated in the Prospectus. The information below provides additional information about the procedures and conditions for redeeming shares. Reinvestment Privilege. Within six months of a redemption, a shareholder may reinvest all or part of the redemption proceeds of: o Class A shares purchased subject to an initial sales charge or Class A shares on which a contingent deferred sales charge was paid, or

o Class B shares that were subject to the Class B contingent deferred sales charge when redeemed.

        The reinvestment may be made without sales charge only in Class A shares of the Fund or any of the other Oppenheimer funds into which shares of the Fund are exchangeable as described in “How to Exchange Shares” below. Reinvestment will be at the net asset value next computed after the Transfer Agent receives the reinvestment order. The shareholder must ask the Transfer Agent for that privilege at the time of reinvestment. This privilege does not apply to Class C shares or Class Y shares. The Fund may amend, suspend or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension or cessation.

        Any capital gain that was realized when the shares were redeemed is taxable, and reinvestment will not alter any capital gains tax payable on that gain. If there has been a capital loss on the redemption, some or all of the loss may not be tax deductible, depending on the timing and amount of the reinvestment. Under the Internal Revenue Code, if the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the Fund or another of the Oppenheimer funds within 90 days of payment of the sales charge, the shareholder’s basis in the shares of the Fund that were redeemed may not include the amount of the sales charge paid. That would reduce the loss or increase the gain recognized from the redemption. However, in that case the sales charge would be added to the basis of the shares acquired by the reinvestment of the redemption proceeds.

Payments “In Kind”. The Prospectus states that payment for shares tendered for redemption is ordinarily made in cash. However, the Board of Trustees of the Fund may determine that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment of a redemption order wholly or partly in cash. In that case, the Fund may pay the redemption proceeds in whole or in part by a distribution “in kind” of securities from the portfolio of the Fund, in lieu of cash.

        The Fund has elected to be governed by Rule 18f-1 under the Investment Company Act. Under that rule, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net assets of the Fund during any 90-day period for any one shareholder. If shares are redeemed in kind, the redeeming shareholder might incur brokerage or other costs in selling the securities for cash. The Fund will value securities used to pay redemptions in kind using the same method the Fund uses to value its portfolio securities described above under “Determination of Net Asset Values Per Share.” That valuation will be made as of the time the redemption price is determined.

Involuntary Redemptions. The Fund’s Board of Trustees has the right to cause the involuntary redemption of the shares held in any account if the aggregate net asset value of those shares is less than $500 or such lesser amount as the Board may fix. The Board will not cause the involuntary redemption of shares in an account if the aggregate net asset value of such shares has fallen below the stated minimum solely as a result of market fluctuations. If the Board exercises this right, it may also fix the requirements for any notice to be given to the shareholders in question (not less than 30 days). The Board may alternatively set requirements for the shareholder to increase the investment, or set other terms and conditions so that the shares would not be involuntarily redeemed.

Transfers of Shares. A transfer of shares to a different registration is not an event that triggers the payment of sales charges. Therefore, shares are not subject to the payment of a contingent deferred sales charge of any class at the time of transfer to the name of another person or entity. It does not matter whether the transfer occurs by absolute assignment, gift or bequest, as long as it does not involve, directly or indirectly, a public sale of the shares. When shares subject to a contingent deferred sales charge are transferred, the transferred shares will remain subject to the contingent deferred sales charge. It will be calculated as if the transferee shareholder had acquired the transferred shares in the same manner and at the same time as the transferring shareholder.

        If less than all shares held in an account are transferred, and some but not all shares in the account would be subject to a contingent deferred sales charge if redeemed at the time of transfer, the priorities described in the Prospectus under “How to Buy Shares” for the imposition of the Class B, Class C or Class N contingent deferred sales charge will be followed in determining the order in which shares are transferred.

Distributions From Retirement Plans. Requests for distributions from OppenheimerFunds-sponsored IRAs, 403(b)(7) custodial plans, 401(k) plans or pension or profit-sharing plans should be addressed to “Trustee, OppenheimerFunds Retirement Plans,” c/o the Transfer Agent at its address listed in “How To Sell Shares” in the Prospectus or on the back cover of this Statement of Additional Information. The request must (1) state the reason for the distribution; (2) state the owner’s awareness of tax penalties if the distribution is premature; and (3) conform to the requirements of the plan and the Fund’s other redemption requirements.

        Participants (other than self-employed persons) in OppenheimerFunds-sponsored pension or profit-sharing plans with shares of the Fund held in the name of the plan or its fiduciary may not directly request redemption of their accounts. The plan administrator or fiduciary must sign the request.

        Distributions from pension and profit sharing plans are subject to special requirements under the Internal Revenue Code and certain documents (available from the Transfer Agent) must be completed and submitted to the Transfer Agent before the distribution may be made. Distributions from retirement plans are subject to withholding requirements under the Internal Revenue Code, and IRS Form W-4P (available from the Transfer Agent) must be submitted to the Transfer Agent with the distribution request, or the distribution may be delayed. Unless the shareholder has provided the Transfer Agent with a certified tax identification number, the Internal Revenue Code requires that tax be withheld from any distribution even if the shareholder elects not to have tax withheld. The Fund, the Manager, the Distributor, and the Transfer Agent assume no responsibility to determine whether a distribution satisfies the conditions of applicable tax laws and will not be responsible for any tax penalties assessed in connection with a distribution.

Special Arrangements for Repurchase of Shares from Dealers and Brokers. The Distributor is the Fund’s agent to repurchase its shares from authorized dealers or brokers on behalf of their customers. Shareholders should contact their broker or dealer to arrange this type of redemption. The repurchase price per share will be the net asset value next computed after the Distributor receives an order placed by the dealer or broker. However, if the Distributor receives a repurchase order from a dealer or broker after the close of The New York Stock Exchange on a regular business day, it will be processed at that day’s net asset value if the order was received by the dealer or broker from its customers prior to the time the Exchange closes. Normally, the Exchange closes at 4:00 P.M., but may do so earlier on some days. Additionally, the order must have been transmitted to and received by the Distributor prior to its close of business that day (normally 5:00 P.M.).

        Ordinarily, for accounts redeemed by a broker-dealer under this procedure, payment will be made within three business days after the shares have been redeemed upon the Distributor’s receipt of the required redemption documents in proper form. The signature(s) of the registered owners on the redemption documents must be guaranteed as described in the Prospectus.

Automatic Withdrawal and Exchange Plans. Investors owning shares of the Fund valued at $5,000 or more can authorize the Transfer Agent to redeem shares (having a value of at least $50) automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Withdrawal Plan. Shares will be redeemed three business days prior to the date requested by the shareholder for receipt of the payment. Automatic withdrawals of up to $1,500 per month may be requested by telephone if payments are to be made by check payable to all shareholders of record. Payments must also be sent to the address of record for the account and the address must not have been changed within the prior 30 days. Required minimum distributions from OppenheimerFunds-sponsored retirement plans may not be arranged on this basis.

        Payments are normally made by check, but shareholders having AccountLink privileges (see “How To Buy Shares”) may arrange to have Automatic Withdrawal Plan payments transferred to the bank account designated on the Account Application or by signature-guaranteed instructions sent to the Transfer Agent. Shares are normally redeemed pursuant to an Automatic Withdrawal Plan three business days before the payment transmittal date you select in the Account Application. If a contingent deferred sales charge applies to the redemption, the amount of the check or payment will be reduced accordingly.

        The Fund cannot guarantee receipt of a payment on the date requested. The Fund reserves the right to amend, suspend or discontinue offering these plans at any time without prior notice. Because of the sales charge assessed on Class A share purchases, shareholders should not make regular additional Class A share purchases while participating in an Automatic Withdrawal Plan. Class B and Class C shareholders should not establish withdrawal plans, because of the imposition of the contingent deferred sales charge on such withdrawals (except where the contingent deferred sales charge is waived as described in Appendix B, below).

        By requesting an Automatic Withdrawal or Exchange Plan, the shareholder agrees to the terms and conditions that apply to such plans, as stated below. These provisions may be amended from time to time by the Fund and/or the Distributor. When adopted, any amendments will automatically apply to existing Plans.

        Automatic Exchange Plans. Shareholders can authorize the Transfer Agent to exchange a pre-determined amount of shares of the Fund for shares (of the same class) of other Oppenheimer funds automatically on a monthly, quarterly, semi-annual or annual basis under an Automatic Exchange Plan. The minimum amount that may be exchanged to each other fund account is $25. Instructions should be provided on the OppenheimerFunds Application or signature-guaranteed instructions. Exchanges made under these plans are subject to the restrictions that apply to exchanges as set forth in “How to Exchange Shares” in the Prospectus and below in this Statement of Additional Information.

        Automatic Withdrawal Plans. Fund shares will be redeemed as necessary to meet withdrawal payments. Shares acquired without a sales charge will be redeemed first. Shares acquired with reinvested dividends and capital gains distributions will be redeemed next, followed by shares acquired with a sales charge, to the extent necessary to make withdrawal payments. Depending upon the amount withdrawn, the investor’s principal may be depleted. Payments made under these plans should not be considered as a yield or income on your investment.

        The Transfer Agent will administer the investor’s Automatic Withdrawal Plan as agent for the shareholder(s) (the “Planholder”) who executed the Plan authorization and application submitted to the Transfer Agent. Neither the Fund nor the Transfer Agent shall incur any liability to the Planholder for any action taken or not taken by the Transfer Agent in good faith to administer the Plan. Share certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Transfer Agent will credit all such shares to the account of the Planholder on the records of the Fund. Any share certificates held by a Planholder may be surrendered unendorsed to the Transfer Agent with the Plan application so that the shares represented by the certificate may be held under the Plan.

        For accounts subject to Automatic Withdrawal Plans, distributions of capital gains must be reinvested in shares of the Fund, which will be done at net asset value without a sales charge. Dividends on shares held in the account may be paid in cash or reinvested.

        Shares will be redeemed to make withdrawal payments at the net asset value per share determined on the redemption date. Checks or AccountLink payments representing the proceeds of Plan withdrawals will normally be transmitted three business days prior to the date selected for receipt of the payment, according to the choice specified in writing by the Planholder. Receipt of payment on the date selected cannot be guaranteed.

        The amount and the interval of disbursement payments and the address to which checks are to be mailed or AccountLink payments are to be sent may be changed at any time by the Planholder by writing to the Transfer Agent. The Planholder should allow at least two weeks’ time after mailing such notification for the requested change to be put in effect. The Planholder may, at any time, instruct the Transfer Agent by written notice to redeem all, or any part of, the shares held under the Plan. That notice must be in proper form in accordance with the requirements of the then-current Prospectus of the Fund. In that case, the Transfer Agent will redeem the number of shares requested at the net asset value per share in effect and will mail a check for the proceeds to the Planholder.

        The Planholder may terminate a Plan at any time by writing to the Transfer Agent. The Fund may also give directions to the Transfer Agent to terminate a Plan. The Transfer Agent will also terminate a Plan upon its receipt of evidence satisfactory to it that the Planholder has died or is legally incapacitated. Upon termination of a Plan by the Transfer Agent or the Fund, shares that have not been redeemed will be held in uncertificated form in the name of the Planholder. The account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his or her executor or guardian, or another authorized person.

        To use shares held under the Plan as collateral for a debt, the Planholder may request issuance of a portion of the shares in certificated form. Upon written request from the Planholder, the Transfer Agent will determine the number of shares for which a certificate may be issued without causing the withdrawal checks to stop. However, should such uncertificated shares become exhausted, Plan withdrawals will terminate.

        If the Transfer Agent ceases to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as agent in administering the Plan.

How to Exchange Shares

        As stated in the Prospectus, shares of a particular class of Oppenheimer funds having more than one class of shares may be exchanged only for shares of the same class of other Oppenheimer funds. Shares of Oppenheimer funds that have a single class without a class designation are deemed “Class A” shares for this purpose. You can obtain a current list showing which funds offer which classes by calling the Distributor at 1.800.525.7048.

o	All of the Oppenheimer funds currently offer Class A, B and C shares except Oppenheimer Money Market Fund, Inc., Centennial Money Market Trust, Centennial Tax Exempt Trust, Centennial Government Trust, Centennial New York Tax Exempt Trust, Centennial California Tax Exempt Trust, and Centennial America Fund, L.P., which only offer Class A shares.

o	Class B, Class C and Class N shares of Oppenheimer Cash Reserves are generally available only by exchange from the same class of shares of other Oppenheimer funds or through OppenheimerFunds-sponsored 401(k) plans.

        o Only certain Oppenheimer funds currently offer Class Y shares. Class Y shares of Oppenheimer Real Asset Fund may not be exchanged for shares of any other fund.

o	Only certain Oppenheimer funds currently offer Class N shares, which are only offered to retirement plans as described in the Prospectus. Class N shares can be exchanged only for Class N shares of other Oppenheimer funds.

o	Class M shares of Oppenheimer Convertible Securities Fund may be exchanged only for Class A shares of other Oppenheimer funds. They may not be acquired by exchange of shares of any class of any other Oppenheimer funds except Class A shares of Oppenheimer Money Market Fund or Oppenheimer Cash Reserves acquired by exchange of Class M shares.

        o Class X shares of Limited Term New York Municipal Fund can be exchanged only for Class B shares of other Oppenheimer funds and no exchanges may be made to Class X shares.

o	Shares of Oppenheimer Capital Preservation Fund may not be exchanged for shares of Oppenheimer Money Market Fund, Inc., Oppenheimer Cash Reserves or Oppenheimer Limited-Term Government Fund. Only participants in certain retirement plans may purchase shares of Oppenheimer Capital Preservation Fund, and only those participants may exchange shares of other Oppenheimer funds for shares of Oppenheimer Capital Preservation Fund.

o	Class A shares of Oppenheimer Senior Floating Rate Fund are not available by exchange of shares of Oppenheimer Money Market Fund or Class A shares of Oppenheimer Cash Reserves. If any Class A shares of another Oppenheimer fund that are exchanged for Class A shares of Oppenheimer Senior Floating Rate Fund are subject to the Class A contingent deferred sales charge of the other Oppenheimer fund at the time of exchange, the holding period for that Class A contingent deferred sales charge will carry over to the Class A shares of Oppenheimer Senior Floating Rate Fund acquired in the exchange. The Class A shares of Oppenheimer Senior Floating Rate Fund acquired in that exchange will be subject to the Class A Early Withdrawal Charge of Oppenheimer Senior Floating Rate Fund if they are repurchased before the expiration of the holding period.

o	Class A, Class B, Class C and Class Y Shares of Oppenheimer Select Managers Mercury Advisors S&P Index Fund and Oppenheimer Select Managers QM Active Balanced Fund are only available to retirement plans and are available only by exchange from the same class of shares of other Oppenheimer funds held by retirement plans.

        Class A shares of Oppenheimer funds may be exchanged at net asset value for shares of any money market fund offered by the Distributor. Shares of any money market fund purchased without a sales charge may be exchanged for shares of Oppenheimer funds offered with a sales charge upon payment of the sales charge. They may also be used to purchase shares of Oppenheimer funds subject to an early withdrawal charge or contingent deferred sales charge.

        Shares of Oppenheimer Money Market Fund, Inc. purchased with the redemption proceeds of shares of other mutual funds (other than funds managed by the Manager or its subsidiaries) redeemed within the 30 days prior to that purchase may subsequently be exchanged for shares of other Oppenheimer funds without being subject to an initial sales charge or contingent deferred sales charge. To qualify for that privilege, the investor or the investor’s dealer must notify the Distributor of eligibility for this privilege at the time the shares of Oppenheimer Money Market Fund, Inc. are purchased. If requested, they must supply proof of entitlement to this privilege.

        Shares of the Fund acquired by reinvestment of dividends or distributions from any of the other Oppenheimer funds or from any unit investment trust for which reinvestment arrangements have been made with the Distributor may be exchanged at net asset value for shares of any of the Oppenheimer funds.

        The Fund may amend, suspend or terminate the exchange privilege at any time. Although the Fund may impose these changes at any time, it will provide you with notice of those changes whenever it is required to do so by applicable law. It may be required to provide 60 days notice prior to materially amending or terminating the exchange privilege. That 60 day notice is not required in extraordinary circumstances.

o How Exchanges Affect Contingent Deferred Sales Charges. No contingent deferred sales charge is imposed on exchanges of shares of any class purchased subject to a contingent deferred sales charge. However, when Class A shares acquired by exchange of Class A shares of other Oppenheimer funds purchased subject to a Class A contingent deferred sales charge are redeemed within 18 months of the end of the calendar month of the initial purchase of the exchanged Class A shares, the Class A contingent deferred sales charge is imposed on the redeemed shares. The Class B contingent deferred sales charge is imposed on Class B shares acquired by exchange if they are redeemed within 6 years of the initial purchase of the exchanged Class B shares. The Class C contingent deferred sales charge is imposed on Class C shares acquired by exchange if they are redeemed within 12 months of the initial purchase of the exchanged Class C shares. With respect to Class N shares, a 1% contingent deferred sales charge will be imposed if the retirement plan (not including IRAs and 403(b) plans) is terminated or Class N shares of all Oppenheimer funds are terminated as an investment option of the plan and Class N shares are redeemed within 18 months after the plan’s first purchase of Class N shares of any Oppenheimer fund or with respect to an individual retirement plan or 403(b) plan, Class N shares are redeemed within 18 months of the plan’s first purchase of Class N shares of any Oppenheimer fund.

        When Class B or Class C shares are redeemed to effect an exchange, the priorities described in “How To Buy Shares” in the Prospectus for the imposition of the Class B or the Class C contingent deferred sales charge will be followed in determining the order in which the shares are exchanged. Before exchanging shares, shareholders should take into account how the exchange may affect any contingent deferred sales charge that might be imposed in the subsequent redemption of remaining shares. With respect to Class N shares, if you redeem your shares within 18 months of the retirement plan’s first purchase or the retirement plan eliminates the Fund as a plan investment option within 18 months of selecting the Fund, a 1% contingent deferred sales charge will be imposed on the plan.

        Shareholders owning shares of more than one class must specify which class of shares they wish to exchange.

o Limits on Multiple Exchange Orders. The Fund reserves the right to reject telephone or written exchange requests submitted in bulk by anyone on behalf of more than one account. The Fund may accept requests for exchanges of up to 50 accounts per day from representatives of authorized dealers that qualify for this privilege.

o Telephone Exchange Requests. When you exchange some or all of your shares from one fund to another, any special account feature such as an Asset Builder Plan or Automatic Withdrawal Plan, will be switched to the new fund account unless you tell the Transfer Agent not to do so. However, special redemption and exchange features such as Automatic Exchange Plans and Automatic Withdrawal Plans cannot be switched to an account in Oppenheimer Senior Floating Rate Fund.

o Processing Exchange Requests. Shares to be exchanged are redeemed on the regular business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”). Normally, shares of the fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either fund up to five business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds. The Fund reserves the right, in its discretion, to refuse any exchange request that may disadvantage it. For example, if the receipt of multiple exchange requests from a dealer might require the disposition of portfolio securities at a time or at a price that might be disadvantageous to the Fund, the Fund may refuse the request. For full or partial exchange of an account made by telephone, any special account features such as Asset Builder Plans and Automatic Withdrawal Plans will be switched to the new account unless the Transfer Agent is instructed otherwise.

        In connection with any exchange request, the number of shares exchanged may be less than the number requested if the exchange or the number requested would include shares subject to a restriction cited in the Prospectus or this Statement of Additional Information, or would include shares covered by a share certificate that is not tendered with the request. In those cases, only the shares available for exchange without restriction will be exchanged.

        The different Oppenheimer funds available for exchange have different investment objectives, policies and risks. A shareholder should assure that the fund selected is appropriate for his or her investment and should be aware of the tax consequences of an exchange. For federal income tax purposes, an exchange transaction is treated as a redemption of shares of one fund and a purchase of shares of another. “Reinvestment Privilege,” above, discusses some of the tax consequences of reinvestment of redemption proceeds in such cases. The Fund, the Distributor, and the Transfer Agent are unable to provide investment, tax or legal advice to a shareholder in connection with an exchange request or any other investment transaction.

Dividends, Capital Gains and Taxes

Dividends and Distributions. The Fund has no fixed dividend rate and there can be no assurance as to the payment of any dividends or the realization of any capital gains. The dividends and distributions paid by a class of shares will vary from time to time depending on market conditions, the composition of the Fund’s portfolio, and expenses borne by the Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time, and on the same day for each class of shares. However, dividends on Class B, Class C and Class N shares are expected to be lower than dividends on Class A shares or Class Y shares. That is because of the effect of the asset-based sales charge on Class B, Class C and Class N shares. Those dividends will also differ in amount as a consequence of any difference in the net asset values of the different classes of shares.

        Dividends, distributions and proceeds of the redemption of Fund shares represented by checks returned to the Transfer Agent by the Postal Service as undeliverable will be invested in shares of Oppenheimer Money Market Fund, Inc. Reinvestment will be made as promptly as possible after the return of such checks to the Transfer Agent, to enable the investor to earn a return on otherwise idle funds. Unclaimed accounts may be subject to state escheatment laws, and the Fund and the Transfer Agent will not be liable to shareholders or their representatives for compliance with those laws in good faith.

Tax Status of the Fund's Dividends and Distributions. The Federal tax treatment of the Fund's dividends and capital gains distributions is briefly highlighted in the Prospectus.

        Special provisions of the Internal Revenue Code govern the eligibility of the Fund’s dividends for the dividends-received deduction for corporate shareholders. Long-term capital gains distributions are not eligible for the deduction. The amount of dividends paid by the Fund that may qualify for the deduction is limited to the aggregate amount of qualifying dividends that the Fund derives from portfolio investments that the Fund has held for a minimum period, usually 46 days. A corporate shareholder will not be eligible for the deduction on dividends paid on Fund shares held for 45 days or less. To the extent the Fund’s dividends are derived from gross income from option premiums, interest income or short-term gains from the sale of securities or dividends from foreign corporations, those dividends will not qualify for the deduction.

        Under the Internal Revenue Code, by December 31 each year, the Fund must distribute 98% of its taxable investment income earned from January 1 through December 31 of that year and 98% of its capital gains realized in the period from November 1 of the prior year through October 31 of the current year. If it does not, the Fund must pay an excise tax on the amounts not distributed. It is presently anticipated that the Fund will meet those requirements. However, the Board of Trustees and the Manager might determine in a particular year that it would be in the best interests of shareholders for the Fund not to make such distributions at the required levels and to pay the excise tax on the undistributed amounts. That would reduce the amount of income or capital gains available for distribution to shareholders.

        The Fund intends to qualify as a “regulated investment company” under the Internal Revenue Code (although it reserves the right not to qualify). That qualification enables the Fund to “pass through” its income and realized capital gains to shareholders without having to pay tax on them. This avoids a double tax on that income and capital gains, since shareholders normally will be taxed on the dividends and capital gains they receive from the Fund (unless the Fund’s shares are held in a retirement account or the shareholder is otherwise exempt from tax). If the Fund qualifies as a “regulated investment company” under the Internal Revenue Code, it will not be liable for Federal income taxes on amounts paid by it as dividends and distributions. The Fund qualified as a regulated investment company in its last fiscal year. The Internal Revenue Code contains a number of complex tests relating to qualification which the Fund might not meet in any particular year. If it did not so qualify, the Fund would be treated for tax purposes as an ordinary corporation and receive no tax deduction for payments made to shareholders.

        If prior distributions made by the Fund must be re-characterized as a non-taxable return of capital at the end of the fiscal year as a result of the effect of the Fund’s investment policies, they will be identified as such in notices sent to shareholders.

Dividend Reinvestment in Another Fund. Shareholders of the Fund may elect to reinvest all dividends and/or capital gains distributions in shares of the same class of any of the other Oppenheimer funds listed above. Reinvestment will be made without sales charge at the net asset value per share in effect at the close of business on the payable date of the dividend or distribution. To elect this option, the shareholder must notify the Transfer Agent in writing and must have an existing account in the fund selected for reinvestment. Otherwise the shareholder first must obtain a prospectus for that fund and an application from the Distributor to establish an account. Dividends and/or distributions from shares of certain other Oppenheimer funds (other than Oppenheimer Cash Reserves) may be invested in shares of this Fund on the same basis.

Additional Information About the Fund

The Distributor. The Fund’s shares are sold through dealers, brokers and other financial institutions that have a sales agreement with OppenheimerFunds Distributor, Inc., a subsidiary of the Manager that acts as the Fund’s Distributor. The Distributor also distributes shares of the other Oppenheimer funds and is sub-distributor for funds managed by a subsidiary of the Manager.

The Transfer Agent. OppenheimerFunds Services, the Fund’s Transfer Agent, is a division of the Manager. It is responsible for maintaining the Fund’s shareholder registry and shareholder accounting records, and for paying dividends and distributions to shareholders. It also handles shareholder servicing and administrative functions. It serves as the Transfer Agent for an annual account fee. It also acts as shareholder servicing agent for the other Oppenheimer funds. Shareholders should direct inquiries about their accounts to the Transfer Agent at the address and toll-free numbers shown on the back cover.

The Custodian. The Bank of New York is the Custodian of the Fund’s assets. The Custodian’s responsibilities include safeguarding and controlling the Fund’s portfolio securities and handling the delivery of such securities to and from the Fund. It will be the practice of the Fund to deal with the Custodian in a manner uninfluenced by any banking relationship the Custodian may have with the Manager and its affiliates. The Fund’s cash balances with the custodian in excess of $100,000 are not protected by Federal deposit insurance. Those uninsured balances at times may be substantial.

Independent Auditors. KPMG LLP are the independent auditors of the Fund. They audit the Fund’s financial statements and perform other related audit services. They also act as auditors for certain other funds advised by the Manager and its affiliates.

OPPENHEIMER LARGE CAP GROWTH FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Large Cap Growth Fund:

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer Large Cap Growth Fund as of July
31, 2000, and the related statement of operations for the year then ended, and the statements of changes in net assets and financial highlights for the year then ended and the period from December 17, 1998 (commencement of operations) to
July 31, 1999. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Oppenheimer Large Cap Growth Fund as of July 31, 2000, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from December 17,
1998 (commencement of operations) to July 31, 1999, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
August 21, 2000

Financials

OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF INVESTMENTS  July 31, 2000

                                                                   Market Value
                                                             Shares See Note 1
==================================================================================

 Common Stocks--99.9%
----------------------------------------------------------------------------------
 Basic Materials--0.2%
----------------------------------------------------------------------------------
 Chemicals--0.2%
 Ecolab, Inc.                                                 1,500     $   53,719
----------------------------------------------------------------------------------
 Capital Goods--7.6%
----------------------------------------------------------------------------------
 Electrical Equipment--6.7%
 General Electric Co.                                        39,400      2,026,637
----------------------------------------------------------------------------------
 Manufacturing--0.9%
 Danaher Corp.                                                3,200        163,000
----------------------------------------------------------------------------------
 Honeywell International, Inc.                                1,000         33,625
----------------------------------------------------------------------------------
 Microchip Technology, Inc.(1)                                  300         20,831
----------------------------------------------------------------------------------
 Millipore Corp.                                                900         56,587
                                                                        ----------
                                                                           274,043

----------------------------------------------------------------------------------
 Communication Services--1.8%
----------------------------------------------------------------------------------
 Telecommunications: Long Distance--1.8%
 Comverse Technology, Inc.(1)                                   500         43,875
----------------------------------------------------------------------------------
 Dycom Industries, Inc.(1)                                    3,000        128,250
----------------------------------------------------------------------------------
 Qwest Communications International, Inc.(1)                  3,631        170,430
----------------------------------------------------------------------------------
 WorldCom, Inc.(1)                                            5,400        210,937
                                                                        ----------
                                                                           553,492

----------------------------------------------------------------------------------
 Consumer Cyclicals--6.7%
----------------------------------------------------------------------------------
 Consumer Services--1.7%
 Omnicom Group, Inc.                                          6,000        510,000
----------------------------------------------------------------------------------
 Media--1.4%
 Dow Jones & Co., Inc.                                        6,400        422,000
----------------------------------------------------------------------------------
 Retail: General--1.9%
 Wal-Mart Stores, Inc.                                       10,400        571,350
----------------------------------------------------------------------------------
 Retail: Specialty--1.7%
 Home Depot, Inc.                                             1,500         77,625
----------------------------------------------------------------------------------
 Target Corp.                                                15,000        435,000
                                                                        ----------
                                                                           512,625

----------------------------------------------------------------------------------
 Consumer Staples--3.9%
----------------------------------------------------------------------------------
 Beverages--0.9%
 Anheuser-Busch Cos., Inc.                                    3,200        257,600
----------------------------------------------------------------------------------
 Broadcasting--1.8%
 Clear Channel Communications, Inc.(1)                        5,200        396,175
----------------------------------------------------------------------------------
 Univision Communications, Inc., Cl. A(1)                     1,200        149,100
                                                                        ----------
                                                                           545,275

12 | OPPENHEIMER LARGE CAP GROWTH FUND

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Food--0.4%
 General Mills, Inc.                                          2,700     $   92,812
----------------------------------------------------------------------------------
 Quaker Oats Co.                                                500         33,625
                                                                        ----------
                                                                           126,437

----------------------------------------------------------------------------------
 Food & Drug Retailers--0.8%
 CVS Corp.                                                    6,000        236,625
----------------------------------------------------------------------------------
 Energy--0.5%
----------------------------------------------------------------------------------
 Energy Services--0.5%
 Weatherford International, Inc.(1)                           3,800        152,237
----------------------------------------------------------------------------------
 Financial--0.7%
----------------------------------------------------------------------------------
 Diversified Financial--0.7%
 American Express Co.                                         3,900        221,081
----------------------------------------------------------------------------------
 Healthcare--16.9%
----------------------------------------------------------------------------------
 Healthcare/Drugs--12.3%
 American Home Products Corp.                                 3,400        180,412
----------------------------------------------------------------------------------
 Andrx Corp.(1)                                               5,100        398,119
----------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                    14,900        739,412
----------------------------------------------------------------------------------
 Merck & Co., Inc.                                           14,700      1,053,806
----------------------------------------------------------------------------------
 Pfizer, Inc.                                                14,500        625,312
----------------------------------------------------------------------------------
 Pharmacia Corp.                                             12,900        706,275
                                                                        ----------
                                                                         3,703,336

----------------------------------------------------------------------------------
 Healthcare/Supplies& Services--4.6%
 Health Management Assn., Inc., Cl. A(1)                      1,800         28,237
----------------------------------------------------------------------------------
 Medtronic, Inc.                                             14,400        735,300
----------------------------------------------------------------------------------
 Minimed, Inc.(1)                                             2,200        277,337
----------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc.(1)                           5,500        357,500
                                                                        ----------
                                                                         1,398,374

----------------------------------------------------------------------------------
 Technology--58.3%
----------------------------------------------------------------------------------
 Computer Hardware--11.9%
 Apple Computer, Inc.(1)                                      9,800        497,962
----------------------------------------------------------------------------------
 Comdisco, Inc.                                               5,600        144,900
----------------------------------------------------------------------------------
 Compaq Computer Corp.                                        8,200        230,112
----------------------------------------------------------------------------------
 EMC Corp.(1)                                                 3,800        323,475
----------------------------------------------------------------------------------
 International Business Machines Corp.                       10,100      1,135,619
----------------------------------------------------------------------------------
 Sun Microsystems, Inc.(1)                                   12,000      1,265,250
                                                                        ----------
                                                                         3,597,318

13 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF INVESTMENTS  Continued

                                                                      Market Value
                                                             Shares     See Note 1
----------------------------------------------------------------------------------
 Computer Software--15.4%
 Adobe Systems, Inc.                                            900    $   103,050
----------------------------------------------------------------------------------
 America Online, Inc.(1)                                     17,800        948,963
----------------------------------------------------------------------------------
 BroadVision, Inc.(1)                                         8,700        314,831
----------------------------------------------------------------------------------
 CNET Networks, Inc.(1)                                       1,300         38,919
----------------------------------------------------------------------------------
 I2 Technologies, Inc.(1)                                     4,800        622,800
----------------------------------------------------------------------------------
 Intuit, Inc.(1)                                             10,600        360,400
----------------------------------------------------------------------------------
 Microsoft Corp.(1)                                          15,800      1,103,038
----------------------------------------------------------------------------------
 Oracle Corp.(1)                                             15,600      1,172,925
                                                                       -----------
                                                                         4,664,926

----------------------------------------------------------------------------------
 Communications Equipment--10.0%
 ADC Telecommunications, Inc.(1)                             14,200        595,513
----------------------------------------------------------------------------------
 Advanced Fibre Communications, Inc.(1)                      10,700        458,763
----------------------------------------------------------------------------------
 Cisco Systems, Inc.(1)                                      24,600      1,609,763
----------------------------------------------------------------------------------
 Lucent Technologies, Inc.                                    4,600        201,250
----------------------------------------------------------------------------------
 Scientific-Atlanta, Inc.                                     1,800        138,600
                                                                       -----------
                                                                         3,003,889

----------------------------------------------------------------------------------
 Electronics--21.0%
 Advanced Micro Devices, Inc.(1)                              5,900        424,431
----------------------------------------------------------------------------------
 Altera Corp.(1)                                              6,100        598,944
----------------------------------------------------------------------------------
 Applied Materials, Inc.(1)                                   8,700        660,113
----------------------------------------------------------------------------------
 Intel Corp.                                                 34,600      2,309,550
----------------------------------------------------------------------------------
 JDS Uniphase Corp.(1)                                        5,700        673,313
----------------------------------------------------------------------------------
 Micron Technology, Inc.(1)                                   7,700        627,550
----------------------------------------------------------------------------------
 Molex, Inc.                                                  1,000         47,047
----------------------------------------------------------------------------------
 Teradyne, Inc.(1)                                            7,200        456,300
----------------------------------------------------------------------------------
 Texas Instruments, Inc.                                      4,000        234,750
----------------------------------------------------------------------------------
 Xilinx, Inc.(1)                                              4,200        315,263
                                                                       -----------
                                                                         6,347,261

----------------------------------------------------------------------------------
 Utilities--3.3%
----------------------------------------------------------------------------------
 Electric Utilities--1.2%
 AES Corp. (The)(1)                                           7,000        374,063
----------------------------------------------------------------------------------
 Gas Utilities--2.1%
----------------------------------------------------------------------------------
 Dynegy, Inc.                                                 3,700        260,388
----------------------------------------------------------------------------------
 Enron Corp.                                                  4,900        360,763
                                                                       -----------
                                                                           621,151
                                                                       -----------
 Total Common Stocks (Cost $28,501,879)                                 30,173,439

14 | OPPENHEIMER LARGE CAP GROWTH FUND

                                                          Principal   Market Value
                                                             Amount     See Note 1
==================================================================================
 Repurchase Agreements--2.7%
----------------------------------------------------------------------------------
 Repurchase agreement with Banc One Capital Markets, Inc.,
 6.53%, dated 7/31/00, to be repurchased at $827,150
 on 8/1/00, collateralized by U.S. Treasury Nts.,
 4.25%-7.875%, 8/31/00-8/15/09, with a value of $604,145
 and U.S. Treasury Bonds, 5.25%-14%, 8/15/03-11/15/28,
 with a value of $241,317 (Cost $827,000)                  $827,000    $   827,000
----------------------------------------------------------------------------------
 Total Investments, at Value  (Cost $29,328,879)              102.6%    31,000,439
----------------------------------------------------------------------------------
 Liabilities in Excess of Other Assets                         (2.6)      (789,438)
                                                           -----------------------
 Net Assets                                                   100.0%   $30,211,001
                                                           =======================

Footnotes to Statement of Investments

1. Non-income-producing security.

See accompanying Notes to Financial Statements.

15 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  July 31, 2000

=============================================================================================

 Assets

 Investments, at value (cost $29,328,879)--see accompanying statement             $31,000,439
---------------------------------------------------------------------------------------------
 Cash                                                                                     729
---------------------------------------------------------------------------------------------
 Receivables and other assets:
 Investments sold                                                                      91,359
 Shares of beneficial interest sold                                                    87,485
 Interest and dividends                                                                 7,821
 Other                                                                                  1,578
                                                                                  -----------
 Total assets                                                                      31,189,411

=============================================================================================
 Liabilities

 Payables and other liabilities:
 Investments purchased                                                                809,195
 Shares of beneficial interest redeemed                                                69,174
 Shareholder reports                                                                   36,203
 Trustees' compensation                                                                33,739
 Distribution and service plan fees                                                     7,387
 Transfer and shareholder servicing agent fees                                          4,385
 Other                                                                                 18,327
                                                                                  -----------
 Total liabilities                                                                    978,410

=============================================================================================
 Net Assets                                                                       $30,211,001
                                                                                  ===========
=============================================================================================
 Composition of Net Assets

 Paid-in capital                                                                  $26,580,515
---------------------------------------------------------------------------------------------
 Accumulated net investment loss                                                      (32,067)
---------------------------------------------------------------------------------------------
 Accumulated net realized gain on investment transactions                           1,990,993
---------------------------------------------------------------------------------------------
 Net unrealized appreciation on investments                                         1,671,560
                                                                                  -----------
 Net Assets                                                                       $30,211,001
                                                                                  ===========
=============================================================================================
 Net Asset Value Per Share

 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $16,470,170 and 1,131,788 shares of beneficial interest outstanding)                  $14.55
 Maximum offering price per share (net asset value plus sales charge
 of 5.75% of offering price)                                                           $15.44
---------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $11,498,741
 and 799,259 shares of beneficial interest outstanding)                                $14.39
---------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,240,625
 and 155,679 shares of beneficial interest outstanding)                                $14.39
---------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net
 assets of $1,465 and 100 shares of beneficial interest outstanding)                   $14.65

See accompanying Notes to Financial Statements.

16 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended July 31, 2000

==================================================================================

 Investment Income

 Dividends                                                              $  119,750
----------------------------------------------------------------------------------
 Interest                                                                   59,437
                                                                        ----------
 Total income                                                              179,187

==================================================================================
 Expenses

 Management fees                                                           155,638
----------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                    24,736
 Class B                                                                    72,350
 Class C                                                                    15,619
----------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                                    31,172
 Class B                                                                    18,556
 Class C                                                                     4,094
----------------------------------------------------------------------------------
 Shareholder reports                                                        72,407
----------------------------------------------------------------------------------
 Trustees' compensation                                                     36,871
----------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                19,442
----------------------------------------------------------------------------------
 Custodian fees and expenses                                                 3,659
----------------------------------------------------------------------------------
 Other                                                                      11,097
                                                                        ----------
 Total expenses                                                            465,641
 Less expenses paid indirectly                                              (3,583)
                                                                        ----------
 Net expenses                                                              462,058

==================================================================================
 Net Investment Loss                                                      (282,871)

==================================================================================
 Realized and Unrealized Gain

 Net realized gain on investments                                        2,721,948

----------------------------------------------------------------------------------
 Net change in unrealized appreciation on investments                    1,144,045
                                                                        ----------
 Net realized and unrealized gain                                        3,865,993

==================================================================================
 Net Increase in Net Assets Resulting from Operations                   $3,583,122
                                                                        ==========

See accompanying Notes to Financial Statements.

17 | OPPENHEIMER LARGE CAP GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

                                                         Year Ended   Period Ended
                                                           July 31,       July 31,
                                                               2000        1999(1)
==================================================================================

 Operations

 Net investment loss                                    $  (282,871)    $  (33,633)
----------------------------------------------------------------------------------
 Net realized gain                                        2,721,948        130,952
----------------------------------------------------------------------------------
 Net change in unrealized appreciation                    1,144,045        527,515
                                                        --------------------------
 Net increase in net assets resulting from operations     3,583,122        624,834

==================================================================================
 Dividends and/or Distributions to Shareholders

 Distributions from net realized gain:
 Class A                                                   (126,072)            --
 Class B                                                    (70,994)            --
 Class C                                                    (20,287)            --
 Class Y                                                        (18)            --

==================================================================================
 Beneficial Interest Transactions

 Net increase in net assets resulting from beneficial
 interest transactions:
 Class A                                                  8,398,029      5,504,074
 Class B                                                  8,645,757      1,709,968
 Class C                                                  1,539,267        422,321
 Class Y                                                         --          1,000

==================================================================================
 Net Assets

 Total increase                                          21,948,804      8,262,197
----------------------------------------------------------------------------------
 Beginning of period                                      8,262,197             --
                                                        --------------------------
 End of period [including accumulated net investment
 income (loss) of $(32,067) and $3, respectively]       $30,211,001     $8,262,197
                                                        ==========================

1. For the period from December 17, 1998 (commencement of operations) to July
31, 1999.

See accompanying Notes to Financial Statements.

18 | OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                                     Class A                      Class B
                                                                        Year                         Year
                                                                       Ended                        Ended
                                                                    July 31,                     July 31,
                                                         2000        1999(1)          2000        1999(2)
=========================================================================================================

 Per Share Operating Data

 Net asset value, beginning of period                  $11.93         $10.00        $11.89         $10.48
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.11)         (1.05)         (.17)         (1.04)
 Net realized and unrealized gain                        2.91           2.98          2.85           2.45
                                                       --------------------------------------------------
 Total income from investment operations                 2.80           1.93          2.68           1.41
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.18)            --          (.18)            --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $14.55         $11.93        $14.39         $11.89
                                                       ==================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                    23.63%         19.30%        22.70%         13.45%

=========================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $16,470         $6,059       $11,499         $1,764
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $11,973         $4,028       $ 7,257         $  722
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                    (1.03)%        (1.05)%       (1.81)%        (1.93)%
 Expenses                                                1.91%          1.81%         2.69%          2.92%
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.89%          1.65%         2.67%          2.75%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  258%           157%          258%           157%

1. For the period from December 17, 1998 (commencement of operations) to July
31, 1999.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

19 | OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                     Class C                      Class Y
                                                                        Year                         Year
                                                                       Ended                        Ended
                                                                    July 31,                     July 31,
                                                         2000        1999(2)          2000        1999(1)
=========================================================================================================

 Per Share Operating Data

 Net asset value, beginning of period                  $11.89         $10.48        $11.95         $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.19)         (1.04)         (.07)         (1.03)
 Net realized and unrealized gain                        2.87           2.45          2.95           2.98
                                                       --------------------------------------------------
 Total income from investment operations                 2.68           1.41          2.88           1.95
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.18)            --          (.18)            --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $14.39         $11.89        $14.65         $11.95
                                                       ==================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                    22.70%         13.45%        24.27%         19.50%

=========================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $2,241           $438            $1             $1
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,566           $192            $1             $1
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                    (1.82)%        (1.95)%       (0.54)%        (0.72)%
 Expenses                                                2.72%          2.90%         1.45%          1.65%
 Expenses, net of indirect expenses and
 waiver of expenses                                      2.70%          2.73%         1.43%          1.50%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  258%           157%          258%           157%

1. For the period from December 17, 1998 (commencement of operations) to July
31, 1999.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

20 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS

================================================================================
1. Significant Accounting Policies
Oppenheimer Large Cap Growth Fund (the Fund) is registered under the Investment
Company Act of 1940, as amended, as an open-end management investment company.
The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC).
Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

21 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
1. Significant Accounting Policies Continued
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.
--------------------------------------------------------------------------------
Trustees' Compensation. The Fund has adopted an unfunded retirement plan for the
Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended
July 31, 2000, a provision of $32,067 was made for the Fund's projected benefit obligations, resulting in an accumulated liability of $32,067 as of July 31,
2000.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

22 | OPPENHEIMER LARGE CAP GROWTH FUND

--------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
   The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended July 31, 2000, amounts have been reclassified to reflect an increase in paid-in capital of $361,661, a decrease in accumulated net investment loss of
$250,801, and a decrease in accumulated net realized gain on investments of
$612,462. Net assets of the Fund were unaffected by the reclassifications.
--------------------------------------------------------------------------------
Expense Offset Arrangements. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
Other. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.
   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

23 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
2. Shares of Beneficial Interest
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                              Year Ended July 31, 2000     Period Ended July 31, 1999(1,2)
                                 Shares         Amount                Shares        Amount
------------------------------------------------------------------------------------------

 Class A
 Sold                           912,843    $12,377,105               594,395    $6,469,402
 Dividends and/or
 distributions reinvested         7,861        104,002                    --            --
 Redeemed                      (296,838)    (4,083,078)              (86,473)     (965,328)
                               -----------------------------------------------------------
 Net increase                   623,866    $ 8,398,029               507,922    $5,504,074
                               ===========================================================

------------------------------------------------------------------------------------------
 Class B
 Sold                           835,185    $11,197,215               151,712    $1,750,100
 Dividends and/or
 distributions reinvested         4,775         62,802                    --            --
 Redeemed                      (189,125)    (2,614,260)               (3,288)      (40,132)
                               -----------------------------------------------------------
 Net increase                   650,835    $ 8,645,757               148,424    $1,709,968
                               ===========================================================

------------------------------------------------------------------------------------------
 Class C
 Sold                           195,498    $ 2,588,850                39,237    $  452,446
 Dividends and/or
 distributions reinvested         1,535         20,206                    --            --
 Redeemed                       (78,139)    (1,069,789)               (2,452)      (30,125)
                               -----------------------------------------------------------
 Net increase                   118,894    $ 1,539,267                36,785    $  422,321
                               ===========================================================

------------------------------------------------------------------------------------------
 Class Y
 Sold                                --    $        --                   100    $    1,000
 Dividends and/or
 distributions reinvested            --             --                    --            --
 Redeemed                            --             --                    --            --
                               -----------------------------------------------------------
 Net increase                        --    $        --                   100    $    1,000
                               ===========================================================

1. For the period from December 17, 1998 (commencement of operations) to July
31, 1999, for Class A and Class Y.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999, for Class B and Class C.

================================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended July 31, 2000, were $71,303,060 and $51,762,200, respectively.

As of July 31, 2000, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $29,349,143 was:

Gross unrealized appreciation  $ 3,077,195
Gross unrealized depreciation   (1,425,899)
                               -----------
Net unrealized depreciation    $ 1,651,296
                               ===========

24 | OPPENHEIMER LARGE CAP GROWTH FUND

================================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and
0.60% of average annual net assets over $800 million. The Fund's management fee for the year ended July 31, 2000, was an annualized rate of 0.75%, before any waiver by the Manager if applicable.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund on an
"at-cost" basis. OFS also acts as the transfer and shareholder servicing agent for the other Oppenheimer funds.
--------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement
with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                      Aggregate        Class A    Commissions     Commissions     Commissions
                      Front-End      Front-End     on Class A      on Class B      on Class C
                  Sales Charges  Sales Charges         Shares          Shares          Shares
                     on Class A    Retained by    Advanced by     Advanced by     Advanced by
Year Ended               Shares    Distributor    Distributor(1)  Distributor(1)  Distributor(1)
---------------------------------------------------------------------------------------------

July 31, 2000           $97,002        $40,167         $5,583        $141,328          $8,962

1. The Distributor advances commission payments to dealers for certain sales of
Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                               Class A                  Class B                  Class C
                   Contingent Deferred      Contingent Deferred      Contingent Deferred
                         Sales Charges            Sales Charges            Sales Charges
 Year Ended    Retained by Distributor  Retained by Distributor  Retained by Distributor
----------------------------------------------------------------------------------------

July 31, 2000                       --                  $19,709                      $--

   The Fund has adopted a Service Plan for Class A shares and Distribution and
Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment
Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.
--------------------------------------------------------------------------------
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the year ended July 31, 2000, payments under the Class A plan totaled $24,736 prior to Management waivers if applicable, all of which were paid by the Distributor to recipients, and included $3,679 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

25 | OPPENHEIMER LARGE CAP GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued

================================================================================
4. Fees and Other Transactions with Affiliates Continued
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the
Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
   The Distributor retains the asset-based sales charge on Class B shares. The
Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
   The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the
Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended July 31, 2000, were as follows:

                                                         Distributor's     Distributor's
                                                             Aggregate      Unreimbursed
                                                          Unreimbursed     Expenses as %
                        Total Payments  Amount Retained       Expenses     of Net Assets
                            Under Plan   by Distributor     Under Plan          of Class
----------------------------------------------------------------------------------------

Class B Plan                   $72,350          $62,003       $114,101              0.99%
Class C Plan                    15,619            7,689         10,331              0.46

================================================================================
5. Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively.
Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08%
per annum. The Fund had no borrowings outstanding during the year ended July 31, 2000.

FINANCIAL HIGHLIGHTS

                                                                     Class A                      Class B
                                                                        Year                         Year
                                                                       Ended                        Ended
                                                                    July 31,                     July 31,
                                                         2000        1999(1)          2000        1999(2)
=========================================================================================================

 Per Share Operating Data

 Net asset value, beginning of period                  $11.93         $10.00        $11.89         $10.48
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.11)         (1.05)         (.17)         (1.04)
 Net realized and unrealized gain                        2.91           2.98          2.85           2.45
                                                       --------------------------------------------------
 Total income from investment operations                 2.80           1.93          2.68           1.41
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.18)            --          (.18)            --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $14.55         $11.93        $14.39         $11.89
                                                       ==================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                    23.63%         19.30%        22.70%         13.45%

=========================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)             $16,470         $6,059       $11,499         $1,764
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                    $11,973         $4,028       $ 7,257         $  722
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                    (1.03)%        (1.05)%       (1.81)%        (1.93)%
 Expenses                                                1.91%          1.81%         2.69%          2.92%
 Expenses, net of indirect expenses and
 waiver of expenses                                      1.89%          1.65%         2.67%          2.75%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  258%           157%          258%           157%

1. For the period from December 17, 1998 (commencement of operations) to July
31, 1999.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

 | OPPENHEIMER LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS  Continued

                                                                     Class C                      Class Y
                                                                        Year                         Year
                                                                       Ended                        Ended
                                                                    July 31,                     July 31,
                                                         2000        1999(2)          2000        1999(1)
=========================================================================================================

 Per Share Operating Data

 Net asset value, beginning of period                  $11.89         $10.48        $11.95         $10.00
---------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.19)         (1.04)         (.07)         (1.03)
 Net realized and unrealized gain                        2.87           2.45          2.95           2.98
                                                       --------------------------------------------------
 Total income from investment operations                 2.68           1.41          2.88           1.95
---------------------------------------------------------------------------------------------------------
 Dividends and/or distributions to shareholders:
 Distributions from net realized gain                    (.18)            --          (.18)            --
---------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $14.39         $11.89        $14.65         $11.95
                                                       ==================================================

=========================================================================================================
 Total Return, at Net Asset Value(3)                    22.70%         13.45%        24.27%         19.50%

=========================================================================================================
 Ratios/Supplemental Data

 Net assets, end of period (in thousands)              $2,241           $438            $1             $1
---------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,566           $192            $1             $1
---------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(4)
 Net investment loss                                    (1.82)%        (1.95)%       (0.54)%        (0.72)%
 Expenses                                                2.72%          2.90%         1.45%          1.65%
 Expenses, net of indirect expenses and
 waiver of expenses                                      2.70%          2.73%         1.43%          1.50%
---------------------------------------------------------------------------------------------------------
 Portfolio turnover rate                                  258%           157%          258%           157%

1. For the period from December 17, 1998 (commencement of operations) to July
31, 1999.
2. For the period from March 1, 1999 (inception of offering) to July 31, 1999.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period, (or commencement of operations) with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.

 | OPPENHEIMER LARGE CAP GROWTH FUND

                                      Appendix A

                                      Industry
                                   Classifications

Aerospace/Defense                                            Food and Drug Retailers
Air Transportation                                           Gas Utilities
Asset-Backed                                                 Health Care/Drugs
Auto Parts and Equipment                                     Health Care/Supplies and Services
Automotive                                                   Homebuilders/Real Estate
Bank Holding Companies                                       Hotel/Gaming
Banks                                                        Industrial Services
Beverages                                                    Information Technology
Broadcasting                                                 Insurance
Broker-Dealers                                               Leasing and Factoring
Building Materials                                           Leisure
Cable Television                                             Manufacturing
Chemicals                                                    Metals/Mining
Commercial Finance                                           Nondurable Household Goods
Communication Equipment                                      Office Equipment
Computer Hardware                                            Oil - Domestic
Computer Software                                            Oil - International
Conglomerates                                                Paper
Consumer Finance                                             Photography
Consumer Services                                            Publishing
Containers                                                   Railroads and Truckers
Convenience Stores                                           Restaurants
Department Stores                                            Savings and Loans
Diversified Financial                                        Shipping
Diversified Media                                            Special Purpose Financial
Drug Wholesalers                                             Specialty Printing
Durable Household Goods                                      Specialty Retailing
Education                                                    Steel
Electric Utilities                                           Telecommunications - Long Distance
Electrical Equipment                                         Telephone - Utility
Electronics                                                  Textile, Apparel and Home Furnishings
Energy Services                                              Tobacco
Entertainment/Film                                           Trucks and Parts
Environmental                                                Wireless Services
Food

Appendix B

OppenheimerFunds Special Sales Charge Arrangements and Waivers

In certain cases, the initial sales charge that applies to purchases of Class A shares3 of the Oppenheimer funds or the contingent deferred sales charge that may apply to Class A, Class B or Class C shares may be waived.4 That is because of the economies of sales efforts realized by OppenheimerFunds Distributor, Inc., (referred to in this document as the “Distributor”), or by dealers or other financial institutions that offer those shares to certain classes of investors.

Not all waivers apply to all funds. For example, waivers relating to Retirement Plans do not apply to Oppenheimer municipal funds, because shares of those funds are not available for purchase by or on behalf of retirement plans. Other waivers apply only to shareholders of certain funds.

For the purposes of some of the waivers described below and in the Prospectus and Statement of Additional Information of the applicable Oppenheimer funds, the term "Retirement Plan" refers to the following types of plans: (1) plans qualified under Sections 401(a) or 401(k) of the Internal Revenue Code, (2) non-qualified deferred compensation plans, (3) employee benefit plans5 (4) Group Retirement Plans6 (5) 403(b)(7) custodial plan accounts (6) Individual Retirement Accounts ("IRAs"), including traditional IRAs, Roth IRAs, SEP-IRAs, SARSEPs or SIMPLE plans

The interpretation of these provisions as to the applicability of a special arrangement or waiver in a particular case is in the sole discretion of the Distributor or the transfer agent (referred to in this document as the “Transfer Agent”) of the particular Oppenheimer fund. These waivers and special arrangements may be amended or terminated at any time by a particular fund, the Distributor, and/or OppenheimerFunds, Inc. (referred to in this document as the “Manager”).

Waivers that apply at the time shares are redeemed must be requested by the shareholder and/or dealer in the redemption request.

I. Applicability of Class A Contingent Deferred Sales Charges in Certain Cases Purchases of Class A Shares of Oppenheimer Funds That Are Not Subject to Initial Sales Charge but May Be Subject to the Class A Contingent Deferred Sales Charge (unless a waiver applies).

        There is no initial sales charge on purchases of Class A shares of any of the Oppenheimer funds in the cases listed below. However, these purchases may be subject to the Class A contingent deferred sales charge if redeemed within 18 months of the end of the calendar month of their purchase, as described in the Prospectus (unless a waiver described elsewhere in this Appendix applies to the redemption). Additionally, on shares purchased under these waivers that are subject to the Class A contingent deferred sales charge, the Distributor will pay the applicable concession described in the Prospectus under “Class A Contingent Deferred Sales Charge.”7 This waiver provision applies to:

- Purchases of Class A shares aggregating $1 million or more.
-	Purchases of Class A shares by a Retirement Plan that was permitted to purchase such shares at net asset value but subject to a contingent deferred sales charge prior to March 1, 2001.

- Purchases by an OppenheimerFunds-sponsored Rollover IRA, if the purchases are made: (1) through a broker, dealer, bank or registered investment adviser that has made special arrangements with the Distributor for those purchases, or
(2)	by a direct rollover of a distribution from a qualified Retirement Plan if the administrator of that Plan has made special arrangements with the Distributor for those purchases.

- Purchases of Class A shares by Retirement Plans that have any of the following record-keeping arrangements: (1) The record keeping is performed by Merrill Lynch Pierce Fenner and Smith, Inc. ("Merrill Lynch") on a daily valuation basis for the Retirement Plan. On the date the plan sponsor signs the record-keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets invested in (a) mutual funds, other than those advised or managed by Merrill Lynch Investment Management, L.P. (“MLIM”), that are made available under a Service Agreement between Merrill Lynch and the mutual fund’s principal underwriter or distributor, and (b) funds advised or managed by MLIM (the funds described in (a) and (b) are referred to as “Applicable Investments”).

(2)	The record keeping for the Retirement Plan is performed on a daily valuation basis by a record keeper whose services are provided under a contract or arrangement between the Retirement Plan and Merrill Lynch. On the date the plan sponsor signs the record keeping service agreement with Merrill Lynch, the Plan must have $3 million or more of its assets (excluding assets invested in money market funds) invested in Applicable Investments.

(3)	The record keeping for a Retirement Plan is handled under a service agreement with Merrill Lynch and on the date the plan sponsor signs that agreement, the Plan has 500 or more eligible employees (as determined by the Merrill Lynch plan conversion manager).

- Purchases by a Retirement Plan whose record keeper had a cost-allocation agreement with the Transfer Agent on or before March 1, 2001. II. Waivers of Class A Sales Charges of Oppenheimer Funds A. Waivers of Initial and Contingent Deferred Sales Charges for Certain Purchasers. Class A shares purchased by the following investors are not subject to any Class A sales charges (and no concessions are paid by the Distributor on such purchases): - The Manager or its affiliates.
-	Present or former officers, directors, trustees and employees (and their “immediate families”) of the Fund, the Manager and its affiliates, and retirement plans established by them for their employees. The term “immediate family” refers to one’s spouse, children, grandchildren, grandparents, parents, parents-in-law, brothers and sisters, sons- and daughters-in-law, a sibling’s spouse, a spouse’s siblings, aunts, uncles, nieces and nephews; relatives by virtue of a remarriage (step-children, step-parents, etc.) are included.

-	Registered management investment companies, or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose.

        - Dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees.

-	Employees and registered representatives (and their spouses) of dealers or brokers described above or financial institutions that have entered into sales arrangements with such dealers or brokers (and which are identified as such to the Distributor) or with the Distributor. The purchaser must certify to the Distributor at the time of purchase that the purchase is for the purchaser’s own account (or for the benefit of such employee’s spouse or minor children).

-	Dealers, brokers, banks or registered investment advisors that have entered into an agreement with the Distributor providing specifically for the use of shares of the Fund in particular investment products made available to their clients. Those clients may be charged a transaction fee by their dealer, broker, bank or advisor for the purchase or sale of Fund shares.

-	Investment advisors and financial planners who have entered into an agreement for this purpose with the Distributor and who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients.

-	“Rabbi trusts” that buy shares for their own accounts, if the purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

-	Clients of investment advisors or financial planners (that have entered into an agreement for this purpose with the Distributor) who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements . Each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

-	Directors, trustees, officers or full-time employees of OpCap Advisors or its affiliates, their relatives or any trust, pension, profit sharing or other benefit plan which beneficially owns shares for those persons.

-	Accounts for which Oppenheimer Capital (or its successor) is the investment advisor (the Distributor must be advised of this arrangement) and persons who are directors or trustees of the company or trust which is the beneficial owner of such accounts.

- A unit investment trust that has entered into an appropriate agreement with the Distributor.

-	Dealers, brokers, banks, or registered investment advisers that have entered into an agreement with the Distributor to sell shares to defined contribution employee retirement plans for which the dealer, broker or investment adviser provides administration services.

-	Retirement Plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 401(k), 403(b) or 457 of the Internal Revenue Code), in each case if those purchases are made through a broker, agent or other financial intermediary that has made special arrangements with the Distributor for those purchases.

-	A TRAC-2000 401(k) plan (sponsored by the former Quest for Value Advisors) whose Class B or Class C shares of a Former Quest for Value Fund were exchanged for Class A shares of that Fund due to the termination of the Class B and Class C TRAC-2000 program on November 24, 1995.

-	A qualified Retirement Plan that had agreed with the former Quest for Value Advisors to purchase shares of any of the Former Quest for Value Funds at net asset value, with such shares to be held through DCXchange, a sub-transfer agency mutual fund clearinghouse, if that arrangement was consummated and share purchases commenced by December 31, 1996.

B. Waivers of Initial and Contingent Deferred Sales Charges in Certain Transactions.

Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

- Shares issued in plans of reorganization, such as mergers, asset acquisitions and exchange offers, to which the Fund is a party.
-	Shares purchased by the reinvestment of dividends or other distributions reinvested from the Fund or other Oppenheimer funds (other than Oppenheimer Cash Reserves) or unit investment trusts for which reinvestment arrangements have been made with the Distributor.

-	Shares purchased through a broker-dealer that has entered into a special agreement with the Distributor to allow the broker’s customers to purchase and pay for shares of Oppenheimer funds using the proceeds of shares redeemed in the prior 30 days from a mutual fund (other than a fund managed by the Manager or any of its subsidiaries) on which an initial sales charge or contingent deferred sales charge was paid. This waiver also applies to shares purchased by exchange of shares of Oppenheimer Money Market Fund, Inc. that were purchased and paid for in this manner. This waiver must be requested when the purchase order is placed for shares of the Fund, and the Distributor may require evidence of qualification for this waiver.

- Shares purchased with the proceeds of maturing principal units of any Qualified Unit Investment Liquid Trust Series. - Shares purchased by the reinvestment of loan repayments by a participant in a Retirement Plan for which the Manager or an affiliate acts as sponsor. C. Waivers of the Class A Contingent Deferred Sales Charge for Certain Redemptions. The Class A contingent deferred sales charge is also waived if shares that would otherwise be subject to the contingent deferred sales charge are redeemed in the following cases: - To make Automatic Withdrawal Plan payments that are limited annually to no more than 12% of the account value adjusted annually.
-	Involuntary redemptions of shares by operation of law or involuntary redemptions of small accounts (please refer to “Shareholder Account Rules and Policies,” in the applicable fund Prospectus).

        - For distributions from Retirement Plans, deferred compensation plans or other employee benefit plans for any of the following purposes:

(1)	Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant’s account was established.

(2) To return excess contributions. (3) To return contributions made due to a mistake of fact. (4) Hardship withdrawals, as defined in the plan.8
(5)	Under a Qualified Domestic Relations Order, as defined in the Internal Revenue Code, or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries. (9) Separation from service.9
(10)	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) if the plan has made special arrangements with the Distributor.

(11) Plan termination or "in-service distributions," if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA. - For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special agreement with the Distributor allowing this waiver. III. Waivers of Class B, Class C and Class N Sales Charges of Oppenheimer Funds

The Class B, Class C and Class N contingent deferred sales charges will not be applied to shares purchased in certain types of transactions or redeemed in certain circumstances described below.

A. Waivers for Redemptions in Certain Cases.

The Class B, Class C and Class N contingent deferred sales charges will be waived for redemptions of shares in the following cases: - Shares redeemed involuntarily, as described in “Shareholder Account Rules and Policies,” in the applicable Prospectus. - Redemptions from accounts other than Retirement Plans following the death or disability of the last surviving shareholder, including a trustee of a grantor trust or revocable living trust for which the trustee is also the sole beneficiary. The death or disability must have occurred after the account was established, and for disability you must provide evidence of a determination of disability by the Social Security Administration.

        - Distributions from accounts for which the broker-dealer of record has entered into a special agreement with the Distributor allowing this waiver.

-	Redemptions of Class B shares held by Retirement Plans whose records are maintained on a daily valuation basis by Merrill Lynch or an independent record keeper under a contract with Merrill Lynch.

-	Redemptions of Class C shares of Oppenheimer U.S. Government Trust from accounts of clients of financial institutions that have entered into a special arrangement with the Distributor for this purpose.

-	Redemptions requested in writing by a Retirement Plan sponsor of Class C shares of an Oppenheimer fund in amounts of $500,000 or more and made more than 12 months after the Retirement Plan’s first purchase of Class C shares, if the redemption proceeds are invested in Class N shares of one or more Oppenheimer funds.

- Distributions10 from Retirement Plans or other employee benefit plans for any of the following purposes: (1) Following the death or disability (as defined in the Internal Revenue Code) of the participant or beneficiary. The death or disability must occur after the participant's account was established in an Oppenheimer fund. (2) To return excess contributions made to a participant's account. (3) To return contributions made due to a mistake of fact. (4) To make hardship withdrawals, as defined in the plan.11
(5)	To make distributions required under a Qualified Domestic Relations Order or, in the case of an IRA, a divorce or separation agreement described in Section 71(b) of the Internal Revenue Code.

(6) To meet the minimum distribution requirements of the Internal Revenue Code. (7) To make "substantially equal periodic payments" as described in Section 72(t) of the Internal Revenue Code. (8) For loans to participants or beneficiaries.12 (9) On account of the participant's separation from service.13
(10)	Participant-directed redemptions to purchase shares of a mutual fund (other than a fund managed by the Manager or a subsidiary of the Manager) offered as an investment option in a Retirement Plan if the plan has made special arrangements with the Distributor.

(11)	Distributions made on account of a plan termination or “in-service” distributions, if the redemption proceeds are rolled over directly to an OppenheimerFunds-sponsored IRA.

(12)	For distributions from a participant’s account under an Automatic Withdrawal Plan after the participant reaches age 59½, as long as the aggregate value of the distributions does not exceed 10% of the account’s value, adjusted annually.

(13) Redemptions of Class B shares under an Automatic Withdrawal Plan for an account other than a Retirement Plan, if the aggregate value of the redeemed shares does not exceed 10% of the account’s value, adjusted annually.

(14) For distributions from 401(k) plans sponsored by broker-dealers that have entered into a special arrangement with the Distributor allowing this waiver.

        - Redemptions of Class B shares or Class C shares under an Automatic Withdrawal Plan from an account other than a Retirement Plan if the aggregate value of the redeemed shares does not exceed 10% of the account’s value annually.

B. Waivers for Shares Sold or Issued in Certain Transactions.

The contingent deferred sales charge is also waived on Class B and Class C shares sold or issued in the following cases: - Shares sold to the Manager or its affiliates. - Shares sold to registered management investment companies or separate accounts of insurance companies having an agreement with the Manager or the Distributor for that purpose. - Shares issued in plans of reorganization to which the Fund is a party.
-	Shares sold to present or former officers, directors, trustees or employees (and their “immediate families” as defined above in Section I.A.) of the Fund, the Manager and its affiliates and retirement plans established by them for their employees.

IV. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Former Quest for Value Funds
The initial and contingent deferred sales charge rates and waivers for Class A, Class B and Class C shares described in the
Prospectus or Statement of Additional Information of the Oppenheimer funds are modified as described below for certain persons who were shareholders of the former Quest for Value Funds.  To be eligible, those persons must have been shareholders on November 24,
1995, when OppenheimerFunds, Inc. became the investment advisor to those former Quest for Value Funds.  Those funds include:

    Oppenheimer Quest Value Fund, Inc.                     Oppenheimer Small Cap Value Fund
    Oppenheimer Quest Balanced Value Fund                  Oppenheimer Quest Global Value Fund, Inc.
    Oppenheimer Quest Opportunity Value Fund

         These arrangements also apply to shareholders of the following funds when they merged (were reorganized) into various
Oppenheimer funds on November 24, 1995:

  Quest for Value U.S. Government Income Fund               Quest for Value New York Tax-Exempt Fund
  Quest for Value Investment Quality Income Fund            Quest for Value National Tax-Exempt Fund
  Quest for Value Global Income Fund                        Quest for Value California Tax-Exempt Fund

        All of the funds listed above are referred to in this Appendix as the “Former Quest for Value Funds.” The waivers of initial and contingent deferred sales charges described in this Appendix apply to shares of an Oppenheimer fund that are either:

- acquired by such shareholder pursuant to an exchange of shares of an Oppenheimer fund that was one of the Former Quest for Value Funds, or
- purchased by such shareholder by exchange of shares of another Oppenheimer fund that were acquired pursuant to the merger of any of the Former Quest for Value Funds into that other Oppenheimer fund on November 24, 1995.

A. Reductions or Waivers of Class A Sales Charges.

        - - Reduced Class A Initial Sales Charge Rates for Certain Former Quest for Value Funds Shareholders.

Purchases by Groups and Associations. The following table sets forth the initial sales charge rates for Class A shares purchased by members of “Associations” formed for any purpose other than the purchase of securities. The rates in the table apply if that Association purchased shares of any of the Former Quest for Value Funds or received a proposal to purchase such shares from OCC Distributors prior to November 24, 1995.

------------------------------ ---------------------------- ---------------------------- ----------------------------
Number of Eligible Employees   Initial Sales Charge as a    Initial Sales Charge as a    Concession as % of
or Members                     % of Offering Price          % of Net Amount Invested     Offering Price
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
9 or Fewer                                2.50%                        2.56%                        2.00%
------------------------------ ---------------------------- ---------------------------- ----------------------------
------------------------------ ---------------------------- ---------------------------- ----------------------------
At  least  10  but  not  more             2.00%                        2.04%                        1.60%
than 49
------------------------------ ---------------------------- ---------------------------- ----------------------------

        For purchases by Associations having 50 or more eligible employees or members, there is no initial sales charge on purchases of Class A shares, but those shares are subject to the Class A contingent deferred sales charge described in the applicable fund’s Prospectus.

        Purchases made under this arrangement qualify for the lower of either the sales charge rate in the table based on the number of members of an Association, or the sales charge rate that applies under the Right of Accumulation described in the applicable fund’s Prospectus and Statement of Additional Information. Individuals who qualify under this arrangement for reduced sales charge rates as members of Associations also may purchase shares for their individual or custodial accounts at these reduced sales charge rates, upon request to the Distributor.

        - - Waiver of Class A Sales Charges for Certain Shareholders. Class A shares purchased by the following investors are not subject to any Class A initial or contingent deferred sales charges:

- Shareholders who were shareholders of the AMA Family of Funds on February 28, 1991 and who acquired shares of any of the Former Quest for Value Funds by merger of a portfolio of the AMA Family of Funds.

- Shareholders who acquired shares of any Former Quest for Value Fund by merger of any of the portfolios of the Unified Funds.

        - - Waiver of Class A Contingent Deferred Sales Charge in Certain Transactions. The Class A contingent deferred sales charge will not apply to redemptions of Class A shares purchased by the following investors who were shareholders of any Former Quest for Value Fund:

        Investors who purchased Class A shares from a dealer that is or was not permitted to receive a sales load or redemption fee imposed on a shareholder with whom that dealer has a fiduciary relationship, under the Employee Retirement Income Security Act of 1974 and regulations adopted under that law.

B. Class A, Class B and Class C Contingent Deferred Sales Charge Waivers.

        - - Waivers for Redemptions of Shares Purchased Prior to March 6, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest for Value Fund or into which such fund merged. Those shares must have been purchased prior to March 6, 1995 in connection with:

- withdrawals under an automatic withdrawal plan holding only either Class B or Class C shares if the annual withdrawal does not exceed 10% of the initial value of the account value, adjusted annually, and

- liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum value of such accounts.

        - - Waivers for Redemptions of Shares Purchased on or After March 6, 1995 but Prior to November 24, 1995. In the following cases, the contingent deferred sales charge will be waived for redemptions of Class A, Class B or Class C shares of an Oppenheimer fund. The shares must have been acquired by the merger of a Former Quest for Value Fund into the fund or by exchange from an Oppenheimer fund that was a Former Quest For Value Fund or into which such Former Quest for Value Fund merged. Those shares must have been purchased on or after March 6, 1995, but prior to November 24, 1995:

- redemptions following the death or disability of the shareholder(s) (as evidenced by a determination of total disability by the U.S. Social Security Administration);
-	withdrawals under an automatic withdrawal plan (but only for Class B or Class C shares) where the annual withdrawals do not exceed 10% of the initial value of the account value; adjusted annually, and

- liquidation of a shareholder’s account if the aggregate net asset value of shares held in the account is less than the required minimum account value.

        A shareholder’s account will be credited with the amount of any contingent deferred sales charge paid on the redemption of any Class A, Class B or Class C shares of the Oppenheimer fund described in this section if the proceeds are invested in the same Class of shares in that fund or another Oppenheimer fund within 90 days after redemption.

V. Special Sales Charge Arrangements for Shareholders of Certain Oppenheimer Funds Who Were Shareholders of Connecticut Mutual

Investment Accounts, Inc.

The initial and contingent deferred sale charge rates and waivers for Class A and Class B shares described in the respective
Prospectus (or this Appendix) of the following Oppenheimer funds (each is referred to as a "Fund" in this section):
     Oppenheimer U. S. Government Trust,
     Oppenheimer Bond Fund,
     Oppenheimer Value Fund and
     Oppenheimer Disciplined Allocation Fund
are modified as described below for those Fund shareholders who were shareholders of the following funds (referred to as the "Former
Connecticut Mutual Funds") on March 1, 1996, when OppenheimerFunds, Inc. became the investment adviser to the Former Connecticut
Mutual Funds:

Connecticut Mutual Liquid Account                             Connecticut Mutual Total Return Account
Connecticut Mutual Government Securities Account              CMIA LifeSpan Capital Appreciation Account
Connecticut Mutual Income Account                             CMIA LifeSpan Balanced Account
Connecticut Mutual Growth Account                             CMIA Diversified Income Account
A. Prior Class A CDSC and Class A Sales Charge Waivers.

        - Class A Contingent Deferred Sales Charge. Certain shareholders of a Fund and the other Former Connecticut Mutual Funds are entitled to continue to make additional purchases of Class A shares at net asset value without a Class A initial sales charge, but subject to the Class A contingent deferred sales charge that was in effect prior to March 18, 1996 (the “prior Class A CDSC”). Under the prior Class A CDSC, if any of those shares are redeemed within one year of purchase, they will be assessed a 1% contingent deferred sales charge on an amount equal to the current market value or the original purchase price of the shares sold, whichever is smaller (in such redemptions, any shares not subject to the prior Class A CDSC will be redeemed first).

Those shareholders who are eligible for the prior Class A CDSC are:
(1)	persons whose purchases of Class A shares of a Fund and other Former Connecticut Mutual Funds were $500,000 prior to March 18, 1996, as a result of direct purchases or purchases pursuant to the Fund’s policies on Combined Purchases or Rights of Accumulation, who still hold those shares in that Fund or other Former Connecticut Mutual Funds, and

(2)	persons whose intended purchases under a Statement of Intention entered into prior to March 18, 1996, with the former general distributor of the Former Connecticut Mutual Funds to purchase shares valued at $500,000 or more over a 13-month period entitled those persons to purchase shares at net asset value without being subject to the Class A initial sales charge.

        Any of the Class A shares of a Fund and the other Former Connecticut Mutual Funds that were purchased at net asset value prior to March 18, 1996, remain subject to the prior Class A CDSC, or if any additional shares are purchased by those shareholders at net asset value pursuant to this arrangement they will be subject to the prior Class A CDSC.

        - Class A Sales Charge Waivers. Additional Class A shares of a Fund may be purchased without a sales charge, by a person who was in one (or more) of the categories below and acquired Class A shares prior to March 18, 1996, and still holds Class A shares: (1) any purchaser, provided the total initial amount invested in the Fund or any one or more of the Former Connecticut Mutual

Funds totaled $500,000 or more, including investments made pursuant to the Combined Purchases, Statement of Intention and Rights of Accumulation features available at the time of the initial purchase and such investment is still held in one or more of the Former Connecticut Mutual Funds or a Fund into which such Fund merged;

(2)	any participant in a qualified plan, provided that the total initial amount invested by the plan in the Fund or any one or more of the Former Connecticut Mutual Funds totaled $500,000 or more;

(3) Directors of the Fund or any one or more of the Former Connecticut Mutual Funds and members of their immediate families; (4) employee benefit plans sponsored by Connecticut Mutual Financial Services, L.L.C. ("CMFS"), the prior distributor of the Former Connecticut Mutual Funds, and its affiliated companies;
(5)	one or more members of a group of at least 1,000 persons (and persons who are retirees from such group) engaged in a common business, profession, civic or charitable endeavor or other activity, and the spouses and minor dependent children of such persons, pursuant to a marketing program between CMFS and such group; and

(6)	an institution acting as a fiduciary on behalf of an individual or individuals, if such institution was directly compensated by the individual(s) for recommending the purchase of the shares of the Fund or any one or more of the Former Connecticut Mutual Funds, provided the institution had an agreement with CMFS.

Purchases of Class A shares made pursuant to (1) and (2) above may be subject to the Class A CDSC of the Former Connecticut Mutual Funds described above.

        Additionally, Class A shares of a Fund may be purchased without a sales charge by any holder of a variable annuity contract issued in New York State by Connecticut Mutual Life Insurance Company through the Panorama Separate Account which is beyond the applicable surrender charge period and which was used to fund a qualified plan, if that holder exchanges the variable annuity contract proceeds to buy Class A shares of the Fund.

B. Class A and Class B Contingent Deferred Sales Charge Waivers.

In addition to the waivers set forth in the Prospectus and in this Appendix, above, the contingent deferred sales charge will be waived for redemptions of Class A and Class B shares of a Fund and exchanges of Class A or Class B shares of a Fund into Class A or Class B shares of a Former Connecticut Mutual Fund provided that the Class A or Class B shares of the Fund to be redeemed or exchanged were (i) acquired prior to March 18, 1996 or (ii) were acquired by exchange from an Oppenheimer fund that was a Former Connecticut Mutual Fund. Additionally, the shares of such Former Connecticut Mutual Fund must have been purchased prior to March 18, 1996:

(1) by the estate of a deceased shareholder; (2) upon the disability of a shareholder, as defined in Section 72(m)(7) of the Internal Revenue Code;
(3)	for retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Sections 401(a) or 403(b)(7)of the Code, or from IRAs, deferred compensation plans created under Section 457 of the Code, or other employee benefit plans;

(4) as tax-free returns of excess contributions to such retirement or employee benefit plans;
(5)	in whole or in part, in connection with shares sold to any state, county, or city, or any instrumentality, department, authority, or agency thereof, that is prohibited by applicable investment laws from paying a sales charge or concession in connection with the purchase of shares of any registered investment management company;

(6) in connection with the redemption of shares of the Fund due to a combination with another investment company by virtue of a merger, acquisition or similar reorganization transaction; (7) in connection with the Fund's right to involuntarily redeem or liquidate the Fund;
(8)	in connection with automatic redemptions of Class A shares and Class B shares in certain retirement plan accounts pursuant to an Automatic Withdrawal Plan but limited to no more than 12% of the original value annually; or

(9)	as involuntary redemptions of shares by operation of law, or under procedures set forth in the Fund’s Articles of Incorporation, or as adopted by the Board of Directors of the Fund.

VI. Special Reduced Sales Charge for Former Shareholders of Advance America Funds, Inc.

Shareholders of Oppenheimer Municipal Bond Fund, Oppenheimer U.S. Government Trust, Oppenheimer Strategic Income Fund and Oppenheimer Capital Income Fund who acquired (and still hold) shares of those funds as a result of the reorganization of series of Advance America Funds, Inc. into those Oppenheimer funds on October 18, 1991, and who held shares of Advance America Funds, Inc. on March 30, 1990, may purchase Class A shares of those four Oppenheimer funds at a maximum sales charge rate of 4.50%.

VII. Sales Charge Waivers on Purchases of Class M Shares of Oppenheimer Convertible Securities Fund

Oppenheimer Convertible Securities Fund (referred to as the “Fund” in this section) may sell Class M shares at net asset value without any initial sales charge to the classes of investors listed below who, prior to March 11, 1996, owned shares of the Fund’s then-existing Class A and were permitted to purchase those shares at net asset value without sales charge: - the Manager and its affiliates, - present or former officers, directors, trustees and employees (and their “immediate families” as defined in the Fund’s

Statement of Additional Information) of the Fund, the Manager and its affiliates, and retirement plans established by them or the prior investment advisor of the Fund for their employees,

-	registered management investment companies or separate accounts of insurance companies that had an agreement with the Fund’s prior investment advisor or distributor for that purpose,

        - dealers or brokers that have a sales agreement with the Distributor, if they purchase shares for their own accounts or for retirement plans for their employees,

-	employees and registered representatives (and their spouses) of dealers or brokers described in the preceding section or financial institutions that have entered into sales arrangements with those dealers or brokers (and whose identity is made known to the Distributor) or with the Distributor, but only if the purchaser certifies to the Distributor at the time of purchase that the purchaser meets these qualifications,

-	dealers, brokers, or registered investment advisors that had entered into an agreement with the Distributor or the prior distributor of the Fund specifically providing for the use of Class M shares of the Fund in specific investment products made available to their clients, and

-	dealers, brokers or registered investment advisors that had entered into an agreement with the Distributor or prior distributor of the Fund’s shares to sell shares to defined contribution employee retirement plans for which the dealer, broker, or investment advisor provides administrative services.

Oppenheimer
Trinity Large Cap Growth Fund

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(formerly named "Oppenheimer Large Cap Growth Fund")

Internet Web
Site:

         WWW.OPPENHEIMERFUNDS.COM
         ------------------------

Investment Adviser
         OppenheimerFunds, Inc.
         P.O. Box 5270
         Denver, Colorado 80217

Distributor

         OppenheimerFunds Distributor, Inc.
         P.O. Box 5270
         Denver, Colorado 80217

Transfer Agent

         OppenheimerFunds Services
         P.O. Box 5270
         Denver, Colorado 80217
         1.800.525.7048

Custodian Bank

         The Bank of New York
         One Wall Street
         New York, New York 10015

Independent
Auditors

         KPMG  LLP
         707 Seventeenth Street
         Denver, Colorado 80202

Legal Counsel

         Mayer, Brown and Platt
         1675 Broadway
         New York, New York 10019-5820

1234

PX775.1001

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1 Permitted loans under the Act currently include the (a) lending of securities, (b) through the purchase of debt instruments or similar evidences of indebtedness, (c) an interfund lending program (if applicable) with other affiliated funds, provided that no such loan may be made if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of its total assets (taken at market value at the time of such loans) and, (d) through repurchase agreements. Interfund lending is subject to approval by the Securities and Exchange Commission. The Fund will not engage in interfund lending until such approval has been granted. 2 Mr. Griffiths is not a Director of Oppenheimer Money Market Fund, Inc.

3 Certain waivers also apply to Class M shares of Oppenheimer Convertible Securities Fund.

4 In the case of Oppenheimer Senior Floating Rate Fund, a continuously-offered closed-end fund, references to contingent deferred sales charges mean the Fund’s Early Withdrawal Charges and references to “redemptions” mean “repurchases” of shares. 5 An “employee benefit plan” means any plan or arrangement, whether or not it is “qualified” under the Internal Revenue Code, under which Class N shares of an Oppenheimer fund or funds are purchased by a fiduciary or other administrator for the account of participants who are employees of a single employer or of affiliated employers. These may include, for example, medical savings accounts, payroll deduction plans or similar plans. The fund accounts must be registered in the name of the fiduciary or administrator purchasing the shares for the benefit of participants in the plan.

6 The term “Group Retirement Plan” means any qualified or non-qualified retirement plan for employees of a corporation or sole proprietorship, members and employees of a partnership or association or other organized group of persons (the members of which may include other groups), if the group has made special arrangements with the Distributor and all members of the group participating in (or who are eligible to participate in) the plan purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution designated by the group. Such plans include 457 plans, SEP-IRAs, SARSEPs, SIMPLE plans and 403(b) plans other than plans for public school employees. The term “Group Retirement Plan” also includes qualified retirement plans and non-qualified deferred compensation plans and IRAs that purchase shares of an Oppenheimer fund or funds through a single investment dealer, broker or other financial institution that has made special arrangements with the Distributor. 7 However, that concession will not be paid on purchases of shares in amounts of $1 million or more (including any right of accumulation) by a Retirement Plan that pays for the purchase with the redemption proceeds of Class C shares of one or more Oppenheimer funds held by the Plan for more than one year.

8 This provision does not apply to IRAs. 9 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs. 10 The distribution must be requested prior to Plan termination or the elimination of the Oppenheimer funds as an investment option under the Plan. 11 This provision does not apply to IRAs. 12 This provision does not apply to loans from 403(b)(7) custodial plans.

13 This provision does not apply to 403(b)(7) custodial plans if the participant is less than age 55, nor to IRAs.